EXHIBIT 10.46


         Pursuant to 17 CFR 240.24b-2, confidential information has been omitted in places marked "[***]" and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential
                Treatment Application filed with the Commission.




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                         AGREEMENT FOR THE LAUNCHING
                             INTO GEOSTATIONARY
                               TRANSFER ORBIT
                        OF THE TERRESTAR-1 SATELLITE
                                     AND
                         OF TWO OPTIONAL SATELLITES
                                     BY
                          AN ARIANE LAUNCH VEHICLE

------------------------------------------------------------------------------




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                            LAUNCH SERVICES AGREEMENT
                            -------------------------



This Launch Services Agreement is entered into

BY AND BETWEEN



TerreStar Networks, Inc., hereinafter referred to as "CUSTOMER", a company duly organized and validly existing under the laws of the State of Delaware, with principal offices located at One Discovery Square, 12010 Sunset Hills Road, Suite 600, Reston, VA 20190, USA


                                                                 On the one hand



AND

ARIANESPACE, a company organized under the laws of France with principal offices located at Boulevard de l'Europe, 91006 Evry-Courcouronnes, France, hereinafter referred to as "ARIANESPACE",



                                                               On the other hand




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                                                                          Page 3




WHEREAS CUSTOMER has approached ARIANESPACE with a view to launching the TerreStar Satellites using an ARIANE Launch Vehicle, and



WHEREAS ARIANESPACE has proposed to CUSTOMER either a dedicated Launch, i.e., a launch by an ARIANE Launch Vehicle the only payload of which is CUSTOMER's Satellite, or a shared Launch, i.e., a Launch by an ARIANE Launch Vehicle the payload of which is made up at the same time of CUSTOMER's Satellite and the satellite(s) of Third Party Customer(s) of ARIANESPACE, and



WHEREAS CUSTOMER has selected a dedicated Launch being acknowledged that ARIANESPACE shall have the possibility to integrate to the Launch Vehicle (an) Auxiliary Payload(s) subject to CUSTOMER prior approval.



WHEREAS CUSTOMER and ARIANESPACE, aware of the constraints involved in any Launch operation and of the complex nature of the technologies involved, have reached an agreement in accordance with the terms and conditions set forth herein,



                    NOW, THEREFORE, IT IS AGREED AS FOLLOWS:




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                                    CONTENTS

                                     PART I

                              TERMS AND CONDITIONS

                                                                                      Pages
                                                                                      -----
ARTICLE   1  -  DEFINITIONS.............................................................7

ARTICLE   2  -  SUBJECT OF THE AGREEMENT.............................................. 12

ARTICLE   3  -  CONTRACTUAL DOCUMENTS................................................. 13

ARTICLE   4  -  ARIANESPACE'S SERVICES................................................ 14

ARTICLE   5  -  CUSTOMER'S TECHNICAL COMMITMENTS...................................... 18

ARTICLE   6  -  LAUNCH SCHEDULE....................................................... 19

ARTICLE   7  -  COORDINATION BETWEEN ARIANESPACE AND CUSTOMER......................... 21

ARTICLE   8  -  REMUNERATION.......................................................... 22

ARTICLE   9  -  PRICE ESCALATION FORMULA.............................................. 24

ARTICLE   10  - PAYMENT FOR SERVICES.................................................. 25

ARTICLE   11  - LAUNCH POSTPONEMENTS.................................................. 29

ARTICLE   12  - RIGHT OF OWNERSHIP AND CUSTODY........................................ 32

ARTICLE   13  - REPLACEMENT LAUNCH.................................................... 33

ARTICLE   14  - ALLOCATION OF POTENTIAL LIABILITIES AND RISKS......................... 35

ARTICLE   15  - INSURANCE............................................................. 39

ARTICLE   16  - OWNERSHIP OF DOCUMENTS AND WRITTEN INFORMATION
                CONFIDENTIALITY/PUBLIC STATEMENTS..................................... 41

ARTICLE   17  - PERMITS AND AUTHORIZATIONS - GROUND STATIONS.......................... 43

ARTICLE   18  - TERMINATION BY CUSTOMER............................................... 45

ARTICLE   19  - TERMINATION BY ARIANESPACE............................................ 48

ARTICLE   20  - MISCELLANEOUS......................................................... 49

ARTICLE   21  - APPLICABLE LAW........................................................ 52


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
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
ARTICLE   22  - ARBITRATION........................................................... 53

ARTICLE   23  - EFFECTIVE DATE........................................................ 54

                                     PART II

                                  A N N E X E S






ANNEX 1   Part 1  LAUNCH SPECIFICATIONS

          Part 2  ARIANESPACE TECHNICAL COMMITMENTS

          Part 3  CUSTOMER'S TECHNICAL COMMITMENTS

          Part 4  DOCUMENTATION AND REVIEWS

          Part 5  GENERAL RANGE SUPPORT (GRS) AND OPTIONAL SERVICES

ANNEX 2   ESA - ARIANESPACE CONVENTION (EXTRACT)






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                                    P A R T I



                       T E R M S A N D C O N D I T I O N S






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ARTICLE   1  -  DEFINITIONS


In this Agreement capitalized terms shall have the meanings set forth in this
Article:

"Agreement" means this Agreement as defined in Article 3 hereof.

"Associated Services" means those supplementary launch services specified in Sub-paragraphs 4.1.2. and 4.1.3. hereof.

"Associates" means any individual or legal entity, whether organized under public or private law, who or which shall act, directly or indirectly, on behalf of or at the direction of either Party to this Agreement or on behalf of the Third Party Customer(s) of ARIANESPACE, to fulfill the obligation undertaken by such Party pursuant to this Agreement or by the Third Party Customer(s) of ARIANESPACE including without limitation, any employee, officer, agent, consultant of either Party, and of the Third Party Customer(s) of ARIANESPACE, and their respective contractors, subcontractors and suppliers at any tier.

For the purpose of the definitions of Associate and Third Party and Article 14:

a) any individual or legal entity governed by private or public law that has directed ARIANESPACE to proceed with the Launch or has any interest in the Launch, including without limitation, a legal interest in the Launch Vehicle shall be deemed to be an Associate of ARIANESPACE

b) any individual or legal entity governed by private or public law that has directed CUSTOMER to proceed with the Launch, or has any interest in the Satellite to be launched, including without limitation, insurers, any person or entity to whom CUSTOMER has sold or leased, directly or indirectly, or otherwise agreed to provide any portion of the Satellite or the Satellite services (and their respective contractors, subcontractors and suppliers at any tier) shall be deemed to be an Associate of CUSTOMER;

c) any individual or legal entity governed by private or public law, that has directed the Third Party Customer(s) of ARIANESPACE to proceed with the launch, or has any interest in the satellite(s) of the Third Party Customer(s) to be launched, including without limitation, insurers, any person or entity to whom the Third Party Customer(s) has sold or leased, directly or indirectly, or otherwise agreed to provide any portion of the satellite(s) or satellite(s) service shall be deemed to be an Associate of Third Party Customer(s) of ARIANESPACE.

"Auxiliary Payload(s)" means (a) micro (mass<120 kg) or mini (mass<300 kg) satellite(s) belonging to (a) Third Party(ies) Customer(s) of ARIANESPACE, that is compatible with the Launch Vehicle used for the Launching of the Satellite, the Launch Mission and the Satellite Mission, which will be integrated on the Launch Vehicle subject to CUSTOMER prior written approval, which may be given or withheld in CUSTOMER's sole discretion.

"Base Rate" means the prime rate [***] for any amount expressed in U.S. dollars, or the THREE (3) month EURIBOR [***] for any amount expressed in EUROS.

"Commercial Insurance Market" means the providers of insurance or reinsurance for first party space-related risks on a regular basis that are not affiliated with or controlled directly or indirectly by CUSTOMER or ARIANESPACE.

"Deviation" means non-compliance with the specifications included in the D.C.I. (Document de Controle des Interfaces / Interface Control Document, including its reference documents, applicable documents and annexes) with respect to :


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a)      the performance of the various systems of the Launch Vehicle; and/or the environmental conditions to which the Satellite was subjected during the period from the instant when the Launch occurred until the instant when the activation of either the propulsion and/or orientation systems of the Satellite should have occurred; and/or

b) the behavior of the Auxiliary Payload(s) of a Third Party Customer(s) of ARIANESPACE from the instant when the Launch occurred until the earlier of the following :

          - the instant when the propulsion and/or orientation systems of the Auxiliary Payload(s) of the Third Party Customer(s) of ARIANESPACE are activated, or

          - the instant when the activation of either the propulsion and/or orientation systems of the Satellite should have occurred.

"Events of Force Majeure" means events which are limited to acts of God, war, acts of any government in its sovereign capacity (including without limitation events related to US export control licensing), nuclear events, and other comparable events, which cause a failure to perform hereunder, and which in every case are beyond the reasonable control and without the fault or negligence of the Parties or their contractors or subcontractors.

"Firm Launch" means the Launch Services firmly ordered by the CUSTOMER for the Launch of TerreStar-1 Satellite when signing this Agreement, to the exclusion of any Reflight, or Replacement or Firm Optional Launches.

"Launch Option(s)" means the ability for CUSTOMER to activate two Firm Optional Launches in accordance with this Agreement for the Launch of two additional Satellites.

"Firm Optional Launch(es)" means Launch Services ordered by CUSTOMER from ARIANESPACE in the event of activation of the Launch Option(s) in accordance with Paragraph 4.8 of Article 4 of this Agreement.

"Guarantee Amount" means an amount of [***]% of the price as determined in Sub-paragraphs 8.1.1 (a) or 8.1.1 (b) as applicable and Sub-paragraph 8.1.2, converted in EURO ((euro)) using the (euro)/US$ exchange rate prevailing at the date of receipt by ARIANESPACE of the CUSTOMER's written request to select the Reflight Option as quoted by the European Central Bank.

"L" means the first day of the most recently agreed Launch Period or Launch Slot (except as otherwise stipulated in Article 10 of this Agreement).

"Launch or Launching" means the intentional ignition of solid propellant booster(s) if such event follows ignition of the Vulcain engine of the Launch Vehicle that has been integrated with the Satellite supplied by CUSTOMER and with other satellite(s) supplied by (a) Third Party Customer(s) of ARIANESPACE.

"Launch Abort" means the launch operations of the Launch Vehicle that has been integrated with the Satellite supplied by CUSTOMER and with other satellite(s) supplied by (a) Third Party Customer(s) of ARIANESPACE with subsequent ignition of the Vulcain engine without the Launch occurring.

"Launch Base" means the ARIANE launch base in Kourou, French Guiana, including all its facilities and equipment.

"Launch Day or Day" means a calendar day (established for the Launch pursuant to this Agreement) within the Launch Slot during which the Launch Window is open.

"Launch Failure" means :


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a)      that the Satellite is destroyed or lost during the period extending from the instant when the Launch occurred and the instant when the Satellite is separated from the Launch Vehicle, or if such Satellite cannot be separated from the Launch Vehicle; or

b) the occurrence due to a Deviation of a reduction, expressed as a percentage, of more than LFF of the operational capability of the Satellite for CUSTOMER's intended communication purposes, using reasonable business judgment.

        Where LFF is the percentage specified in the insurance policy procured by CUSTOMER on the Commercial Insurance Market to define a constructive total loss providing for the payment of the full amount of insurance with application of the determination mode of the degradation factor as provided for in part (ii) of the definition of the term >>Loss Quantum >>.

        If CUSTOMER does not procure any insurance policy on the Commercial Insurance Market, the constructive total loss percentage prevailing on the Commercial Insurance Market at L minus (-) THREE months based on ARIANESPACE and CUSTOMER insurance Brokers written statement shall apply.

"Launch Opportunity" means the availability to CUSTOMER of a Satellite position within a Launch Period or Launch Slot for a Launch on a Launch Vehicle that is compatible with that of CUSTOMER's Satellite in accordance with Part 1 of Annex 1 to this Agreement. Such availability is linked to the time required to complete the mission analysis studies and to select the Launch Vehicle/Satellite configuration.

"Launch Period or Period" means [***].

"Launch Rank" means, at a given date, the chronological position of the Satellite in the order (existing on such date) of the satellites to be launched by ARIANESPACE fixed by reference to the Launch Period or Launch Slot allocated to CUSTOMER's Satellite (as the same may from time to time be postponed) pursuant to the Agreement and by reference to the Launch Period or Launch Slot allocated to the satellites of other clients of ARIANESPACE (as the same may from time to time be postponed) pursuant to the agreements between ARIANESPACE and other clients as shall be consistent with the definitions of Launch Rank as stated herein.

"Launch Services" means the services to be provided by ARIANESPACE as specified in (i) Part 2 and Sub-paragraph 1.1 of Part 4 of Annex 1 to this Agreement and
(ii) Paragraph 4.3 hereof.

"Launch Slot or Slot" means [***].

"Launch Term" means, the period defined in Sub-paragraph 6.1 of Article 6 as applicable to the Firm Launch.

"Launch Time" means the instant, within the Launch Window, that the ignition of the first stage engine(s) is scheduled to take place, as defined in hours, minutes and seconds (GMT Universal Time). The initial Launch Time shall commence immediately upon the opening of the Launch Window.

"Launch Vehicle" means (i) for the Firm Launch, an ARIANE 5-Gs launch vehicle chosen by ARIANESPACE to perform the Firm Launch or another launch vehicle from the ARIANE 5 Launch Vehicle family retained by ARIANESPACE in accordance with the terms of Sub-paragraph 11.2.1.5 of Article 11, and (ii) for the Launch of the two Firm Optional Launches, an ARIANE 5-ECA launch vehicle chosen by ARIANESPACE.


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"Launch Vehicle Mission or Launch Mission" means the mission assigned to the
ARIANE Launch Vehicle as defined in Part 1 of Annex 1 to this Agreement.

"Launch Window" means a time period as defined in Sub-paragraph 2.3 of Part 1 of Annex 1 to this Agreement.

"Loss Quantum" means the degradation factor of the Satellite resulting from the application of determination mode as mutually agreed in good faith by the Parties on or prior to L minus (-) THREE (3) months based on a CUSTOMER's written proposal;

provided, that, if CUSTOMER has taken out, either in insurance or in reinsurance, on the Commercial Insurance Market for at least EIGHTY PER CENT (80%) of the amount insured, one or more policy(ies) of launch phase insurance, the determination mode of the loss quantum provided for in the insurance policy with the higher cover, as delivered by CUSTOMER to ARIANESPACE on or prior to L (-) minus THREE (3) months, shall apply. If a different determination mode is further agreed with the Commercial Insurance Market, for that policy with higher cover, this new determination mode shall consequently apply; it being understood that CUSTOMER shall promptly inform ARIANESPACE, and in any event before the Launch has occurred of any change.

"Partial Failure" means the occurrence due to a Deviation of a reduction of more than a percentage defined as PFF but not more than LFF of the operational capability of the Satellite for CUSTOMER's intended communication purposes, using reasonable business judgment.

Where PFF is TWENTY PERCENT (20%), unless CUSTOMER procures on the Commercial Insurance Market a policy of launch insurance with consequent application of the determination mode of the degradation factor as provided for in the definition of the term "Loss Quantum", in which case PFF shall mean the percentage specified in that insurance policy to define a partial loss. Said reduction of the operational capability shall be determined by using the Loss Quantum.

"Party or Parties" means CUSTOMER or ARIANESPACE or both according to the context in which the term is used.

"Postlaunch Services" means (i) the reports and range services as specified in Parts 2, 4 and 5 of Annex 1 to this Agreement that are to be provided to CUSTOMER by ARIANESPACE after the Launch and (ii) the services provided for in Paragraph 4.3 hereof.

"Reflight" means a Replacement Launch under Paragraph 4.3 of Article 4 of this Agreement.

"Replacement Launch" means a Launch subject to Article 13 hereof, subsequent to a previous Launch that, for any reason whatsoever, has not accomplished the Launch Vehicle Mission or the Satellite Mission.

"Satellite" (referred to as Spacecraft in Annex 1 to this Agreement) means the spacecraft supplied by CUSTOMER for the Firm Launch (currently known as "TerreStar-1"), and for the Firm Optional Launches, as may be substituted by other Satellites in accordance with the terms of this Agreement), that is compatible with the Launch Vehicle and the Launch Vehicle Mission, and that meets the specifications set forth in Part 1 of Annex 1 to this Agreement.

"Satellite Mission" means the mission assigned to the Satellite by CUSTOMER after separation from the Launch Vehicle.

"Services" means any and all services to be provided by ARIANESPACE under this Agreement.

"Third Party" means any individual or legal entity other than the Parties, Third Party Customer(s) of ARIANESPACE and the Associates of each of the foregoing.


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"Third Party Customer(s) of ARIANESPACE" means other customer(s) of ARIANESPACE that use(s) ARIANESPACE's launch services for the launch of the Auxiliary Payload(s) on the same Launch as CUSTOMER.





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ARTICLE   2  -  SUBJECT OF THE AGREEMENT

The subject of this Agreement is the Launch of the TerreStar-1 Satellite (Firm Launch), plus two additional Satellites if the related Launch Option(s) is/are activated by CUSTOMER, supplied by CUSTOMER at the Launch Base for the purpose of accomplishing the Launch Mission(s) in accordance with the terms and conditions of this Agreement.





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ARTICLE   3  -  CONTRACTUAL DOCUMENTS



3.1 This Agreement consists of the following documents, which are contractually binding between the Parties :

        1)  Terms and Conditions

        2)  Launch Specifications (Part 1 of Annex 1)

        3)  ARIANESPACE Technical Commitments (Part 2 of Annex 1)

        4)  CUSTOMER's Technical Commitments (Part 3 of Annex 1)

        5)  Documentation and reviews (Part 4 of Annex 1)

        6)  General Range Support (GRS) and Optional Services (Part 5 of
            Annex 1)

        7)  ESA-ARIANESPACE Convention (Extract) (Annex 2)



3.2 All of the Agreement documents shall be read so as to be consistent to the extent practicable.

        In the event of any inconsistency or discrepancy between the terms and conditions and the Annexes, the Terms and Conditions shall prevail over the Annexes. There is no order of precedence among the documents 2 through 6 above inclusive, and Annex 2.



3.3 Annex 1 of this Agreement, as applied to the Firm Optional Launch(es) and any Replacement Launch for the Firm Launch shall be revised by the parties, acting in good faith, no later than one month after the applicable "Decision Date" (as set forth in Paragraph 4.8 hereof) for the applicable Firm Optional Launch (or, in the case of a Replacement Launch for the Firm Launch, no later than one month following the date ARIANESPACE has received CUSTOMER's request for Replacement Launch) so as to allow CUSTOMER the full benefit of the increased mass permitted thereunder as applied to the Satellite selected by CUSTOMER for the applicable Launch for a Launch, taking into account the increased mass, of equivalent or better resulting performance than as specified herein, for a Satellite with a mass of up to 8200 kg (without adapter), or the full capability of the ARIANE 5 Launch Vehicle if greater.


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ARTICLE   4  -  ARIANESPACE' SERVICES



4.1 ARIANESPACE shall, for the Firm Launch and for the Firm Optional Launches if the related Launch Option(s) has/have been activated by CUSTOMER, perform the Services under this Agreement including :

        4.1.1   Launch Services.

                In the event that the ARIANE 5 launch immediately preceding a CUSTOMER's Launch under this Agreement (based on the ARIANESPACE manifest at the time of such failure) results in a launch failure due to an element of the said ARIANE 5 Launch Vehicle which could affect the Launch Vehicle version retained for the performance of CUSTOMER Launch, then CUSTOMER shall have the right to (i) re-schedule the Launch if such launch is the return to flight launch, or, (ii) to require ARIANESPACE to perform such Launch using a different configuration of ARIANE 5 Launch Vehicle if available; provided however that a launch failure due to an element that will not be used for the Launch shall not be taken into account for the purpose of this Paragraph. In the event that CUSTOMER elects to re-schedule the Launch pursuant to this Paragraph 4.1.1, then the new Launch Schedule for such Launch shall be determined in accordance with Paragraph
                11.2.1.1. The aggregate duration of postponements resulting from such Launch delay of SIX (6) months or less shall be deemed postponements by mutual agreement of the Parties and shall not be subject to the terms of any of Section 11.2.1.5, 11.3.4, or Paragraph 18.3, being further agreed that any resulting postponements exceeding that SIX (6) month period shall be treated as delays requested by ARIANESPACE in accordance with Sub-paragraph 11.3.1.

        4.1.2 Associated Services ordered by CUSTOMER as set forth in this Agreement, and as defined in Paragraph 1 ("General Range Support") and Paragraph 2 ("Options Ordered by the CUSTOMER") of
                Part 5 of Annex 1 to this Agreement, in accordance with the conditions as specified therein.

        4.1.3 Subject to any additional orders of CUSTOMER, one or more of the services as set forth in (i) Paragraph 3 ("Additional Options Available to the CUSTOMER") of Part 5 of Annex 1 to this Agreement, (ii) the latest issue of the User's Manual (M.U.A.) in effect on the date of the corresponding order of CUSTOMER, in accordance with the then applicable conditions and any other services ordered by CUSTOMER and accepted by ARIANESPACE.

4.2 Launch Services, except for Postlaunch Services, shall be deemed to be completed by ARIANESPACE when the Launch has taken place. In the event that, for any reason whatsoever, a Launch Abort occurs, ARIANESPACE shall postpone the Launch in accordance with the conditions set forth in
        Article 11 of this Agreement.

4.3 CUSTOMER shall have the right to exercise the Reflight Option by written request received by ARIANESPACE (i) within ONE HUNDRED AND TWENTY (120) days following the Effective Date of this Agreement for the Firm Launch, and (ii) on the day of activation of the Launch Option for each respective Firm Optional Launch.


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        If the CUSTOMER has selected the Reflight option and should the Launch
        Mission results in a:

        4.3.1 Launch Failure, ARIANESPACE shall perform a Reflight on an ARIANE 5 family Launch vehicle, in accordance with the provisions of this Agreement, provided that no further payment by CUSTOMER to ARIANESPACE shall be due for the provision of (i) Launch Services for the Launch of a replacement Satellite on condition that the maximum mass of such Satellite is equal to the mass of the initial Satellite, and (ii) such Associated Services as are retained by CUSTOMER as of the date of execution of this Agreement, except as provided for in Paragraph 8.2 of
                Article 8 of this Agreement, in case of postponement.

        4.3.2 Partial Failure, ARIANESPACE shall pay to CUSTOMER an amount as obtained by multiplying the Guarantee Amount by the Loss Quantum if the Launch Mission has resulted in a Partial Failure. The resulting amount will be subject to a deductible equal to PFF of the Guarantee Amount provided for the launching, in accordance with the following formula :

                      (Guarantee Amount x Loss Quantum) minus deductible.

                Notwithstanding the foregoing, if the insurance policy taken out by CUSTOMER (i) provides for a deductible higher or lower than PFF, such deductible as provided for in the said insurance policy shall apply, or (ii) does not provide for a deductible, no deductible shall apply.

4.4 Any amount due by ARIANESPACE to CUSTOMER under Paragraph 4.3 above shall be paid within the SIXTY (60) day period following the date when the Parties have agreed on the occurrence of the Partial Failure and the corresponding Loss Quantum, provided CUSTOMER has paid all amounts due and payable by it under this Agreement.

4.5 The implementation of Paragraph 4.3 above shall not imply any transfer of title to the Satellite to ARIANESPACE. In case of Launch Failure or Partial Failure, the rights of ARIANESPACE shall be the same of those of any entity(ies) who could cover risks related to the launch of the Satellite. Specially and not limitatively, in circumstances where salvage can be performed, ARIANESPACE will be entitled to a share in any salvage value remaining in any portion of the Satellite for which a Reflight, a credit or a payment has been due by ARIANESPACE to CUSTOMER and will negotiate the disposition of the Satellite if transfer of title has been requested.

4.6 In the event that, after application of Paragraphs 4.3. above due to a Launch Failure, the Satellite is placed into commercial operation and/or is sold, leased or otherwise transferred, ARIANESPACE shall be entitled to a share of any resulting revenues and/or payments, as shall be negotiated and agreed upon promptly, taking into account the conditions peculiar to such commercial operation, but in no case shall any shared amount exceed the Guarantee Amount.

4.7 There shall not be any cover for Launch Failure or Partial Failure and consequently the provisions of Paragraph 4.3. of Article 4 hereof shall not apply, in any of the following cases :

        4.7.1 If CUSTOMER does not notify in writing ARIANESPACE of any event that would entitle CUSTOMER to any right under Paragraph 4.3 of
                Article 4 of this Agreement before the first to occur of any of the THREE (3) following events;


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                (i)     the day the Satellite is put into commercial operation,

                (ii) the SIXTIETH (60th) day following the date of station acquisition of the Satellite,

                (iii) the NINETIETH (90th) day at zero hour following the date of the Launch.

                Notwithstanding the foregoing, an extension of the periods hereabove might be obtained upon request from CUSTOMER if both of the following conditions occur:

                (a) the launching does not conform to the specifications of the D.C.I. and the Satellite reached its final positioning such that it cannot be determined that a Launch Failure or Partial Failure has occurred and;

                (b) CUSTOMER's request for extension is received before the first of the THREE (3) events specified above.

                In no event shall such extension extend beyond the ONE HUNDRED AND EIGHTIETH (180th) day following the date of the Launch.

                and/or

        4.7.2 if the Launch Failure or the Partial Failure is caused by, or results from one or more of the following events

                A - War, hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack by (a) any government or sovereign power (de jure or de facto), or (b) any authority maintaining or using a military, naval or air force, or (c) a military, naval or air force, or (d) any agent of any such government, power, authority or force;

                B any anti-satellite device, or device employing atomic or nuclear fission and/or fusion, or device employing laser or directed energy beams;

                C insurrection, strikes, riots, civil commotion, rebellion, revolution, civil war, usurpation or action taken by a government authority in hindering, combating or defending against such an occurrence whether there be a declaration of war or not;

                D confiscation by order of any government or governmental authority or agent (whether secret or otherwise), or public authority;

                E nuclear reaction, nuclear radiation, or radioactive contamination of any nature, whether such loss or damage be direct or indirect, except for radiation naturally occurring in the space environment;

                F willful or intentional acts of CUSTOMER designed to cause loss or failure of the Satellite; provided that this exclusion shall not apply to actions of any employees of the CUSTOMER while acting outside of their authorized responsibilities, or without the knowledge of the CUSTOMER;

                G electromagnetic or radio frequency interference, except for physical damage to the Satellite resulting from such interference and except for interference naturally occurring in the space environment;

                H any act of one or more persons, whether or not agents of a sovereign power, for political or terrorist purposes and whether the loss or damage resulting therefrom is accidental or intentional.

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                I   any unlawful seizure or wrongful exercise of control of the
                    Satellite made by any person or persons acting for political or terrorist purposes whether the loss or damage resulting therefrom is accidental or intentional.

4.8     Launch Option(s)

        CUSTOMER shall activate the Launch Options for each of the Firm Optional Launches by written notice to ARIANESPACE.

        4.8.1   Should CUSTOMER not activate the Launch Options by:

                (i) For Launch Option # 1: [***] (the Launch Option #1 Decision Date"),

                or,

                (ii) For Launch Option # 2: [***] the Launch Option #2 Decision Date",

                Then, ARIANESPACE shall be entitled for each Firm Optional Launch so terminated to termination fees as follows:

                a) for Launch Option # 1: ARIANESPACE shall be entitled to a termination fee of [***] percent ([***]%) of the Launch Services price applicable to the Firm Optional Launch # 1 defined in accordance with Sub-paragraph 8.1.1 b,

                b) for Launch Option # 2: ARIANESPACE shall be entitled to a termination fee of [***] percent ([***]%) of the Launch Services price applicable to the Firm Optional Launch # 2 defined in accordance with Sub-paragraph 8.1.1 b,

        4.8.2 For purpose of clarity it is hereby agreed that any termination by CUSTOMER of the Firm Optional Launches after the applicable Decision Date referred in Sub-paragraph 4.8.1 (i) or (ii) above shall be subject to the terms of Paragraph 18.2.1 A) to this Agreement.

4.9 ARIANESPACE shall cooperate in good faith with CUSTOMER's efforts to obtain and maintain insurance for the Satellite(s) to be launched under this Agreement. Such cooperation shall include, without limitation, (i) delivering information and data regarding the Launch Vehicle that is customarily disclosed to the insurance community to CUSTOMER's actual or potential insurers and brokers, (ii) participating in briefings for such insurers and brokers, and (iii) responding to reasonable inquiries from such insurers and brokers; in each case subject to (1) appropriate confidentiality undertaking by CUSTOMER's actual or potential insurers and brokers and (2) U.S. and French Export Control Laws.



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ARTICLE   5  -  CUSTOMER'S TECHNICAL COMMITMENTS





5.1 CUSTOMER shall fulfill the Technical Commitments set forth in Parts 1 and 3 of Annex 1, as the same may be modified in accordance with this Agreement, to this Agreement including, without limitation, delivery of the Satellite to the Launch Base within the time limits consistent with the launch schedule set forth herein.



5.2 Each Party shall promptly notify the other Party in writing of any event that may cause a delay in the launch schedule.





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ARTICLE   6  -  LAUNCH SCHEDULE



6.1 The Launch of the Satellite shall take place during the following Launch Term and Launch Period:

6.1.1   Firm Launch:

        The Launch of the Firm Launch shall take place during the following Launch Term:

                     November 1st 2007 up to July 31st 2008

        The Launch Period within the Launch Term shall be [***].






        For purpose of clarity, it is hereby acknowledged by the Parties that [***].



6.1.2   Firm Optional Launches:

        The Launch Periods shall be [***].






6.2 Taking into account available Launch Opportunity(ies), the Launch Slot within the Launch Period shall be determined by mutual agreement of the Parties no later than EIGHT (8) months prior to the first day of the Launch Period.

6.3 Based on a proposal made by ARIANESPACE, by mutual agreement of the Parties, the Launch Day within the Launch Slot shall be determined, no later than FOUR (4) months prior to the first day of the Launch Slot.

6.4 Based on a proposal made by ARIANESPACE, by mutual agreement of the Parties, the Launch Window set forth in Sub-paragraph 2.3 of Part 1 to Annex 1 to this Agreement shall be determined no later than the Final Mission Analysis Review.


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6.5     In the event that, for any reason whatsoever, the Parties fail to agree upon the Launch Slot within the Launch Period, the Launch Day, or the Launch Window, ARIANESPACE shall determine said Launch Slot, Launch Day, or Launch Window taking into account the available Launch Opportunity(ies), and the requirements and interests of CUSTOMER and ARIANESPACE.




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ARTICLE   7  -  COORDINATION BETWEEN ARIANESPACE AND CUSTOMER



7.1 CUSTOMER and ARIANESPACE shall each designate a project coordinator ("Mission Manager") no later than TWO (2) months after the execution of this Agreement.

7.2 The Mission Managers shall supervise and coordinate the performance of the Services and the Technical Commitments of the respective Parties within the Launch schedule set forth herein.

7.3 Each Mission Manager shall have sufficient powers to be able to settle any technical issues that may arise during the performance of this Agreement, as well as any day-to-day management issues.

7.4 A Party may replace its Mission Manager by prior written notice to the other Party, signed by an authorized official, indicating the effective date of designation of the new Mission Manager.




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ARTICLE   8  -    REMUNERATION



8.1 The remuneration of ARIANESPACE for the provision of Launch Services, as defined in Sub-paragraphs 4.1.1 and 4.1.2 Article 4, for the Firm Launch and the two Firm Optional Launches is a fixed price, as follows:

        8.1.1 a) For the Firm Launch: ONE HUNDRED THIRTY SEVEN MILLION FIVE HUNDRED THOUSAND United States Dollars (US$ 137,500,000) for TerreStar-1 Satellite with a maximum mass of 6700kg (without adaptor), hereinafter the nominal mass.

                b) For the Firm Optional Launches: US$ [***] United States Dollars (US$ [***]) for each optional Satellite with a maximum mass up to [***] (without adaptor) or the full capability of the ARIANE 5 Launch Vehicle if greater, for a Launch to take place on or prior to [***]. Should the Launch Period requested by CUSTOMER in accordance with Sub-paragraph 6.1.2 of Article 6 hereof be beyond [***], then the price shall be escalated by [***] of percentage per quarter from said date and the first day of the initially requested Launch Period.

        8.1.2   The amounts mentioned in the above Sub-paragraphs 8.1.1 a) or
                8.1.1 b) shall be increased by an amount obtained by multiplying the amounts set forth by [***] per cent ([***]%), if CUSTOMER exercises the Reflight Option.

        8.1.3 The Parties acknowledge and agree that the Satellite maximum mass specified in paragraphs 8.1.1 a) and 8.1.1 b) above represent the full technical capability and performance of the Launch Vehicle to be used for each respective Launch. Accordingly, within such technical capability and up to L minus 8 months of each particular Launch under this Agreement, CUSTOMER shall be permitted, at no additional cost other than ARIANESPACE's net additional costs (if any) for any modifications to the interface design or additional mission analysis, to vary the initial mass of the Satellite to be Launched.

        8.1.4 Up to L minus 12 months of each particular Launch under this Agreement, CUSTOMER shall have the right, exercisable by written notice to ARIANESPACE, to substitute for the Launch concerned in lieu of the Satellite initially designated by CUSTOMER, a different Satellite that is owned by Customer or any permitted assignee of Customer under Paragraph 20.5 hereof that is compatible with the Launch Vehicle configuration as identified in sub clause 3.1.2 of Part 1 "Launch Specifications" of Annex 1 "Technical Annex" (as the same may be modified, without charge, pursuant to Paragraph 3.3 hereof), with a standard geostationary transfer orbit mission profile at no additional cost to CUSTOMER other than ARIANESPACE's net additional costs (if any) for any modifications to the interface design or additional mission analyses. It is acknowledged by the Parties if such substitution necessitates a delay to the related Launch Schedule, in which


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                case such shall be treated as a postponement requested by
                CUSTOMER in accordance with Sub Paragraph 11.2. of Article 11. The CUSTOMER's notice shall provide to ARIANESPACE all information concerning the different Satellite chosen (manufacturer, type of satellite, and estimated mass range). ARIANESPACE shall notify CUSTOMER as soon as possible and in any event within 30 days of any request for a Satellite substitution if the change will result in any additional charges and delay in the Launch schedule and, if so, the particular reasons and basis therefore. In such event, CUSTOMER shall have the right within 15 days of ARIANESPACE's notification of an increase in charge or delay (i) to accept ARIANESPACE's proposed increase or delay and to authorize ARIANESPACE to go forward, or (ii) to withdraw CUSTOMER's request to change the Satellite to be Launched.

8.2 The firm fixed price, if any, for Associated Services assume that the related Launch will be performed within calendar year of the Launch schedule defined in accordance with Article 6. Should the Launch Period or Launch Slot assigned to CUSTOMER under Article 11 of this Agreement extend beyond such calendar year as a result of CUSTOMER's postponements, the then catalogue price for the relevant year will apply to such Associated Services (for which payment is required hereunder) that will not have been performed by the date of CUSTOMER request for any postponement, and that would have to be performed again as a consequence of any CUSTOMER Launch postponement. The yearly increase in the price for Associated Services price shall be limited to [***]% per year. The same shall apply mutatis mutandis for a Reflight.

8.3 All prices, expenses, and charges set forth in this Agreement shall be free from any and all taxes and other duties of any French tax authority. ARIANESPACE shall pay any such taxes and duties and defend and indemnify CUSTOMER against any claims therefore.

8.4 Wherever in this Agreement, CUSTOMER may be required to reimburse ARIANESPACE's costs hereunder, such costs shall be limited to ARIANESPACE's reasonable, documented, out of pocket expenses incurred for the benefit of CUSTOMER for work beyond that which would have otherwise been required of ARIANESPACE hereunder without additional charge.



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ARTICLE   9  -    PRICE ESCALATION FORMULA




                                (NOT APPLICABLE)




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ARTICLE   10  -  PAYMENT FOR SERVICES



10.1 Payment of the remuneration under Paragraph 8.1 of Article 8 of this Agreement shall be made in accordance with the following payment schedule :


        10.1.1  Firm Launch

            -------------------------------------------------------------
                                                Percentage of the
                     DATE                     Launch Services price
                                               referred to in Sub-
                                              paragraph 8.1.1 a) of
                                                Article 8 of this
                                                    Agreement
            -------------------------------------------------------------
            [***](*)                                 [***]%
            [***]                                    [***]%
            [***]                                    [***]%
            [***]                                    [***]%
            [***]                                    [***]%
            [***](**)                                [***]%
            [***](***)[***]                          [***]%
            [***]
            -------------------------------------------------------------

        (*)  [***] means [***].


        (**) [***] means the [***]. The payment due [***] shall be paid in accordance with Paragraph 10.3 and 10.4.



        (***) The payment due [***] shall be paid in accordance with Paragraph
        10.3 and 10.4.



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       10.1.2   Firm Optional Launch

        ----------------------------------------------------------------------
                                       Percentage of the Launch Services
                 DATE              price applicable to each particular Firm
                                    Optional Launch as referred to in Sub-
                                    paragraph 8.1.1 b) of Article 8 of this
                                                   Agreement
        ----------------------------------------------------------------------
                 [***]                               [***]%
                 [***]                               [***]%
                 [***]                               [***]%
                 [***]                               [***]%
                 [***]                               [***]%
                 [***]                               [***]%
                 [***]                               [***]%
        ----------------------------------------------------------------------

         Where L is the first day of the initial Launch Period as defined in accordance with sub-paragraph 6.1.2 of Article 6, as may be adjusted by the aggregate number of postponements requested by ARIANESPACE in accordance with Paragraph 11.3 (including postponements requested by ARIANESPACE as a result of the occurrence of Events of Force Majeure).


        10.1.3 The price of the Reflight Option shall be paid in accordance with the following payment schedule:

        ---------------------------------------------------------------------

                                    Percentage of the price of the Reflight
                DATE                  Option referred to in Sub-paragraph
                                     8.1.2 of Article 8 of this Agreement
        ---------------------------------------------------------------------
        Date of exercise                             [***] %

        [***]                                        [***] %

        ---------------------------------------------------------------------

       Where L is the first day of the initial Launch Period as defined in accordance with sub-paragraphs 6.1.1 and 6.1.2, as may be adjusted by the aggregate number of postponements requested by ARIANESPACE in accordance with Paragraph 11.3 (including postponements requested by ARIANESPACE as a result of the occurrence of Events of Force Majeure).


10.2    Payment for Associated Services

        10.2.1 Payment for Associated Services ordered by CUSTOMER under Part 5 of Annex 1 to this Agreement, for which a firm fixed price has been established, shall be due as of the date set forth in said Paragraph.

        10.2.2 Payment for Associated Services ordered by CUSTOMER under Part 5 of Annex 1 to this Agreement, for which no total firm fixed price can be determined in advance, shall be due on the date on which CUSTOMER terminates use of the relevant Associated Services.


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10.3    Terms and Conditions of Payment/ARIANESPACE's Invoices

        10.3.1 Where this Agreement determines a precise payment date, payment has to be made at such date or within THIRTY (30) days from receipt of ARIANESPACE's corresponding invoice, whichever is later, except for the first payment provided this Agreement, for which invoice will be presented and paid upon execution of this Agreement.



        10.3.2 Where the Agreement does not determine a precise payment date, payment has to be made at the date when payment becomes due or within thirty (30) days of receipt of ARIANESPACE corresponding invoice, whichever is later.

        10.3.3 ARIANESPACE invoices shall be drawn up in three copies (one original and two copies) and sent to the same address as specified herein for notices to CUSTOMER under Section 20.2, or to such other address as CUSTOMER may notify ARIANESPACE in writing.

                The method for calculating the amount of each invoice shall be shown clearly.

        10.3.4 Payments shall be made to the account(s) designated on the relevant invoice by telegraphic bank transfer, without charge to ARIANESPACE, with telex notice from the issuing bank to the receiving bank. ARIANESPACE shall be responsible for telex expenses. The notice shall clearly state the value date to be applied and the bank through which the funds will be made available to the receiving bank or its correspondent.

                Payment shall be effective as of the date on which the amount of the ARIANESPACE invoice is received by ARIANESPACE's bank.

        10.3.5 CUSTOMER's payment(s) shall be in the amount(s) invoiced by ARIANESPACE, and shall be made net, free and clear of any and all taxes, duties, or withholdings that may be imposed in the Country of CUSTOMER and the Country from which they are paid so that ARIANESPACE receives each such payment in its entirety as if no such tax, duty, or withholding had been made.



10.4    Late Payment

        In the event of late payment, CUSTOMER shall pay ARIANESPACE interest on such late payment at the Base Rate plus [***]. The computation of interest for late payments shall be based on a year of 360 days.


        In the event that such late payment has not been cured by CUSTOMER within fourteen (14) days after written notice to that effect by ARIANESPACE, ARIANESPACE shall be entitled to suspend any and all of its activities in preparation for the relevant Launch during any such period


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        of non-payment and to reschedule the Launch under Sub-paragraph 11.3.3 of Article 11 of this Agreement.

        Notwithstanding the above, the Parties hereby agree that the fourteen
        (14) day grace period referred above shall be reduced to five (5) days for the payments due at L minus fifteen (15) days and at the Launch Day minus one (1) month.



10.5    Waiver of Deferral, Withholding or Set-off

        CUSTOMER irrevocably waives any right to defer, withhold, or set-off by counterclaim or other legal or equitable claim, all or any part of any payment under this Agreement for any reason whatsoever. All payments due under this Agreement shall be made in their entirety and on the dates specified in this Agreement.


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ARTICLE   11  -  LAUNCH POSTPONEMENTS



11.1 Each postponement of the Launch Period, the Launch Slot, the Launch Day or the Launch Time, for whatever reason, shall, for each particular Launch under this Agreement, be governed solely by the terms and conditions provided in this Article 11. The Parties hereto expressly waive, renounce, and exclude any and all rights and remedies that may arise at law or in equity with respect to postponements that are not stated in this Article 11 or elsewhere in this Agreement.

11.2    Postponements requested by CUSTOMER

        11.2.1 CUSTOMER shall have the right for any reason whatsoever to postpone the Launch Period and, once determined, the Launch Slot or the Launch Day. The CUSTOMER's written notice for postponement shall indicate the new requested (i) Launch Period, or (ii) Launch Slot, or (ii) Launch Day, as the case may be.

                11.2.1.1 If the CUSTOMER's written request relates to a Launch Period or a Launch Slot postponement, as soon as possible and in all events within TWO (2) weeks of receipt of such request, ARIANESPACE shall inform CUSTOMER whether a Launch Opportunity exists within the Launch Period, or within the Launch Slot requested, or will propose a new Launch Period or Launch Slot. CUSTOMER shall have THIRTY (30) days following receipt of ARIANESPACE's proposal to consent thereto in writing.

                11.2.1.2 If the CUSTOMER's written request relates to a Launch Day postponement, the choice of a new Launch Day shall be made by mutual agreement of the Parties, taking into account the technical needs and interests of CUSTOMER, the time necessary for the revalidation of the launch assembly complex consisting of the ARIANE Launch Vehicle, the Launch Base (ELA), and the payload preparation assembly (EPCU), and meteorological forecasts.

                11.2.1.3 Any postponements by CUSTOMER of the Launch Time within the Launch Window may only be requested during the countdown period. In the event that CUSTOMER has requested such postponement and technical reasons, including, without limitation, or meteorological reasons prevent ARIANESPACE from performing the Launch in the Launch Window opening during the Launch Day, the postponement shall be considered to be a postponement of the Launch Day.

                11.2.1.4 Should the Firm Launch be postponed by CUSTOMER beyond July 31st 2008, then ARIANESPACE shall have the right to select any other launch vehicle from the ARIANE 5 Launch Vehicle family that will provide at least the equivalent performance of the ARIANE 5-Gs vehicle.

                11.2.1.5 Notwithstanding the foregoing, in the event that the aggregate duration of all postponements requested by CUSTOMER under Sub-paragraph 11.2 of


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                          Article 11 of this Agreement for a particular
                          Launch under this Agreement should result in CUSTOMER delaying such Launch by [***], the related Launch Services price shall be [***].


                          In the event that the aggregate duration of all postponements requested by CUSTOMER under Sub-paragraph 11.2 of Article 11 of this Agreement for a particular Launch under this Agreement result in CUSTOMER delaying such Launch by more than twenty-four (24) months, the related Launch Services price shall be renegotiated by the Parties on a fair and reasonable basis.



11.3    Launch postponement requested by ARIANESPACE

        11.3.1 ARIANESPACE shall have the right to postpone a Launch, for the following reasons :

                11.3.1.1  Postponement of Launch Period and of Launch Slot.

                     a) ARIANESPACE or its Associates encounter adverse technical problems, including if due to a Force Majeure Event, that prevent the Launch from taking place under satisfactory conditions of safety or reliability.

                     b) ARIANESPACE is requested to perform replacement launch(es), or to launch scientific satellite(s) whose mission(s) may be degraded in the event of postponement.

                     c) ARIANESPACE postpones the launch(es) due to postponement(s) by ARIANESPACE of satellite(s) having an earlier Launch Period or Launch Slot than CUSTOMER's Satellite.

                11.3.1.2 Postponement of Launch Day within the Launch Slot and/or Launch Time within the Launch Window.

                     a)   For any of the reasons listed in Sub-paragraph
                          11.3.1.1. a), b) and c) above, and

                     b) If following its/their integration on the Launch Vehicle, ARIANESPACE has to unload the Auxiliary Payload(s) because of a threat to the Launch Mission or the Satellite Mission.



        11.3.2 The Parties shall determine by mutual agreement a new Launch Period and/or a new Launch Slot as near as possible to the postponed one in accordance with the following criteria :

                -    possibilities of Launching;

                -    Launch Rank of CUSTOMER's Satellite;

                -    date of signature of this Agreement.


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                The Launch Day and the Launch Window within the new Launch Slot shall be determined by ARIANESPACE according to the technical constraints of ARIANESPACE and CUSTOMER and both Parties' interests.

        11.3.3 Any postponement by ARIANESPACE of the Launch Period, Launch Slot, Launch Day, Launch Window, or Launch Time due to CUSTOMER's non-fulfillment of its obligations under this Agreement making the Launch impossible within the Launch Period, Launch Slot, or during Launch Window of the Launch Day, or at the Launch Time shall be considered to be requested by CUSTOMER in accordance with Paragraph 11.2 above as of the date of ARIANESPACE's decision to postpone the Launch.

        11.3.4 Notwithstanding the foregoing, in the absence of termination of a related Launch in accordance with Article 18, in the event that the aggregate duration of all postponements requested by ARIANESPACE under Sub-paragraph 11.3 of Article 11 of this Agreement for a particular Launch under this Agreement should result in ARIANESPACE delaying such Launch by [***], the related Launch Services price shall be [***]. For clarity, whereinsoever this Agreement calls for the price to be increased or decreased by [***], the calculation shall be based upon [***].



11.4    Any CUSTOMER Launch postponement provided for in Paragraph 11.2 of this
        Article 11 (including for postponements requested by CUSTOMER as a result of the occurrence of Events of Force Majeure under circumstances where the Force Majeure would not affect ARIANESPACE's ability to perform, but for CUSTOMER's inability to timely fulfill its obligations) shall not modify the progress payment schedule set forth in Paragraph
        10.1 of Article 10 of this Agreement.




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ARTICLE   12  -  RIGHT OF OWNERSHIP AND CUSTODY



12.1 The obligations of ARIANESPACE under this Agreement are strictly limited to the Services, and CUSTOMER acknowledges and agrees that at no time shall it have any right of ownership of, any other right in, or title to, the property that ARIANESPACE shall use in connection with the Launch, or shall place at CUSTOMER's disposal for the purpose of this Agreement, including, without limitation, the Launch Vehicle and the Launch Base of ARIANESPACE. Said property shall at all times be considered to be the sole property of ARIANESPACE.

12.2 ARIANESPACE acknowledges and agrees that at no time shall it have any right of ownership, or any other right in, or title to, the property that CUSTOMER shall use for the Launch and the interface test(s), including, without limitation, the Satellite and all equipment, devices and software to be provided by CUSTOMER on the Launch Base in order to prepare the Satellite for Launch. Said property shall at all times be considered to be the sole property of CUSTOMER.

12.3 At all times during the performance by the Parties of this Agreement, each Party shall be deemed to have full custody and possession of its own property.




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ARTICLE   13  -  REPLACEMENT LAUNCH



13.1    Terms

        13.1.1 CUSTOMER is entitled to request a Replacement Launch from ARIANESPACE in the event that, following the Launch, either the Launch Mission or the Satellite Mission has not been accomplished for any reason whatsoever. Replacement Launch Services are subject to the conditions set forth in this Article
                13. Any and all other rights and remedies of CUSTOMER are excluded whatever their nature.

        13.1.2 CUSTOMER shall be entitled to have a Launch Slot for a Replacement Launch allocated to it by ARIANESPACE within EIGHT
                (8) months following the month ARIANESPACE has received a written request for Replacement Launch. Should CUSTOMER request a Launch Period beyond such EIGHT (8) month period, ARIANESPACE shall allocate the nearest Launch Opportunity, provided however that in no way shall the Launch Period requested by CUSTOMER extend beyond the THIRTY SIX (36) month period following the date of request for a Replacement Launch.

                Should CUSTOMER requests a Replacement Launch to occur at least SIX (6) months after, but within EIGHT (8) months, following the month that ARIANESPACE has received written request, ARIANESPACE shall allocate the nearest Launch Opportunity to CUSTOMER's request, subject to ARIANESPACE's ability using commercially reasonable efforts to complete all necessary mission analyses and integration activities within the period requested.

        13.1.3 The written request for a Replacement Launch shall be received by ARIANESPACE no later than the last day of the second month following the month in which the cause of the failure of either the Launch Vehicle Mission or the Satellite Mission has been established, but in no event later than, in the case of a Satellite Mission failure, TWENTY-SEVEN (27) months following the date of Launch.

                Notwithstanding the foregoing, if CUSTOMER is entitled to a Reflight such written request shall be received by ARIANESPACE within the NINETY (90) day period following the date when the Parties have agreed that a Launch Failure has occurred.

                The written request for a Replacement Launch shall indicate the Launch Period requested by CUSTOMER within one of the periods specified in Sub-paragraph 13.1.2 above. It is understood that the replacement Satellite and all equipment, devices and software to be made available by CUSTOMER on the Launch Base in order to make the replacement Satellite ready for Launch shall be made available to ARIANESPACE pursuant to the schedule of
                Part 3 of Annex 1 to this Agreement.

        13.1.4 ARIANESPACE shall inform CUSTOMER, within the month following receipt of CUSTOMER's request for a Replacement Launch, whether or not a Launch Opportunity exists within the requested Launch Period and, in any event, shall allocate a Launch Slot to


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                CUSTOMER, the first day of which shall be before the expiration of the EIGHT (8) calendar month period specified in Sub-paragraph 13.1.2 of Article 13 of this Agreement, if the Launch Period requested by CUSTOMER is within that EIGHT (8) month period; otherwise ARIANESPACE shall allocate to CUSTOMER the nearest existing Launch Opportunity. The date allocated shall not begin earlier than the first day of the Launch Period requested by CUSTOMER.

        13.1.5 The replacement Satellite shall be in accordance with the interface control document (DCI) governing CUSTOMER's Satellite.

                Notwithstanding the foregoing, if CUSTOMER is entitled to a Reflight the replacement Satellite may differ from the DCI. In such a case the Parties agree to adjust accordingly this Agreement, including Annex 1 thereto and ARIANESPACE shall allocate to CUSTOMER the nearest Launch Opportunity.



13.2    General Conditions

                Except for a Reflight, the remuneration for the Replacement Launch Services on an ARIANE 5 ECA Launch Vehicle in accordance with Paragraph 13.1 above, and including, without additional charge, costs incurred by ARIANESPACE for modification of equipment associated with the Launch Vehicle designated for the Replacement Launch, shall be a firm fixed price of [***] United States Dollars (US$ [***]), for which Customer shall be entitled to Launch Services for a Satellite with a maximum mass of 8200 kg (without adapter) or the full capability of the ARIANE 5 Launch Vehicle if greater, including in the case of a Replacement Launch for the Firm Launch. This price being exclusive of the price of the Launch Risk Guarantee referred in Sub-paragraph 4.3 of Article 4.

                For a Replacement Launch intervening after December 31, 2010, the price above shall be escalated by [***]% per [***] from said date to the first day of the requested Launch Period.

                The payment schedule shall provide for the payment of the entire price for Replacement Launch Services prior to said Replacement Launch.

                The Replacement Launch, other than a Reflight, shall form the subject of a separate launch services agreement substantially in the form of this Agreement.


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ARTICLE   14  -  ALLOCATION OF POTENTIAL LIABILITIES AND RISKS


14.1 Allocation of Risks for damage caused by one Party and/or its Associates to the Other Party and/or its Associates:

        14.1.1 Due to the particular nature of the Services, the Parties agree that any liability of ARIANESPACE or of CUSTOMER arising from the defective, late, or non-performance of ARIANESPACE's Services and CUSTOMER's technical obligations under this Agreement shall, in all circumstances other than willful misconduct by such Party, including termination of this Agreement or a Launch under this Agreement, be strictly limited to the liability expressly provided for in this Agreement. Except as provided in this Agreement, the Parties hereto expressly waive, renounce, and exclude any and all rights and remedies that may arise at law or in equity with respect to the Services. The waivers, assumptions and indemnifications of and for liability by a Party in this Article 14 shall not act to waive any claim for, to assume, or to indemnify the other Party and/or its Associates for any liability based on willful or intentional misconduct or fraud of the other Party and/or its Associates.

        14.1.2 Each Party shall bear any and all loss of or damage to property and any bodily injury (including death) and all consequences, whether direct or indirect, of such loss, damage or bodily injury (including death), and/or of a Launch Mission failure and/or of a Satellite Mission failure, which it or its Associates may sustain, directly or indirectly, arising out of or relating to this Agreement or the performance of this Agreement. Each Party irrevocably agrees to a no-fault, no-subrogation, inter-party waiver of liability, and waives the right to make any claims or to initiate any proceedings whether judicial, arbitral, or administrative on account of any such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure against the other Party or that other Party's Associates arising out of or relating to this Agreement for any reason whatsoever.

                The provisions above exclude, without limitation, any liability of ARIANESPACE or its Associates for any loss or damages to CUSTOMER or its Associates, resulting from the intentional destruction of the Launch Vehicle and the Satellite in furtherance of launch range safety measures.

                Each Party agrees to bear the financial and any other consequences of such loss, damage or bodily injury (including death) and/or of a Launch Mission failure and/or a Satellite Mission failure which it or its Associates may sustain, without recourse to the other Party or the other Party's Associates.

        14.1.3 In the event that one or more Associates of a Party shall proceed against the other Party and/or that Party's Associates as a result of such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure, the first Party shall indemnify, hold harmless, dispose of any claim, and defend, when not contrary to the governing rules of procedure, the other Party and/or its Associates, as the case may be, from any liability, cost or expense, including attorneys' fees, on account of such loss, damage or bodily


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                injury (including death) and/or Launch Mission failure and/or
                Satellite Mission failure, and shall pay all costs and expenses and satisfy all judgments and awards which may imposed on or rendered against that other Party and or its Associates.

14.2 loss or Damage or Bodily Injury Caused or Sustained by any Third Party Customer(s) of ARIANESPACE or its (their) Associates

        14.2.1 Each Party shall bear any and all loss of or damage to property and any bodily injury (including death) and all consequences, whether direct or indirect, of such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure, which it or its Associates may sustain, that is caused, in any way, by (a) Third Party Customer(s) of ARIANESPACE or its (their) Associates, directly or indirectly, arising out of or relating to the performance of this Agreement and/or the launch services agreement signed by ARIANESPACE with such Third Party Customer(s) of ARIANESPACE.

        14.2.2 CUSTOMER hereby irrevocably agrees to a no-fault, no-subrogation, inter-party waiver of liability and waives the right to make any claims or to initiate any proceedings whether judicial, arbitral, administrative or otherwise on account of any such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure against Third Party Customer(s) of ARIANESPACE, and/or ARIANESPACE and/or their respective Associates for any reason whatsoever.

                CUSTOMER agrees to bear the financial and any other consequences of such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure caused in any way by any Third Party Customer(s) of ARIANESPACE or its (their) Associates without recourse against the Third Party Customer(s) of ARIANESPACE and/or ARIANESPACE and/or their respective Associates.

                In the event that one or more of CUSTOMER's Associate(s) proceed against the Third Party Customer(s) of ARIANESPACE and/or ARIANESPACE and/or their respective Associates as a result of any loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure caused in any way to it by such Third Party Customer(s) of ARIANESPACE or its (their) Associates, CUSTOMER shall indemnify, hold harmless, dispose of any claim and defend, when not contrary to the governing rules of procedure, such Third Party Customer(s) of ARIANESPACE, and/or ARIANESPACE and/or their respective Associates from any liability, cost or expense, including attorneys' fees, on account of such loss, damage or bodily injury (including death) and/or Launch Mission failure and/or Satellite Mission failure, and shall pay all costs and expenses and satisfy all judgments and awards which may be imposed on or rendered against the Third Party Customer(s) of ARIANESPACE and/or ARIANESPACE, and/or their respective Associates.

        14.2.3 In the event that any Third Party Customer(s) of ARIANESPACE and/or its (their) Associates proceed against CUSTOMER and/or its Associates as a result of any loss, damage or bodily injury (including death) and/or launch mission failure and/or satellite mission failure caused in any way by CUSTOMER and/or its (their) Associates, directly or indirectly, arising out of or relating to the performance of this Agreement and/or the agreement signed


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                                                                         Page 37


                by ARIANESPACE with such Third Party Customer(s) of ARIANESPACE, ARIANESPACE shall indemnify, hold harmless, dispose of any claim and defend, when not contrary to the governing rules of procedure, CUSTOMER and/or its Associates from any liability, cost or expense, including attorney's fees, on account of such loss, damage or bodily injury (including death), and/or Launch Mission failure and/or Satellite Mission failure, and shall pay all costs and expenses and satisfy all judgments and awards which may be imposed or rendered against CUSTOMER and/or its Associates.

14.3    Indemnification

        Each Party shall take all necessary and reasonable steps to foreclose claims for loss, damage or bodily injury (including death) by any participant involved in Launch activities. Each Party shall require its Associate(s) who will be participating in Launch activities, to agree to a no-fault, no-subrogation, inter-party waiver of liability and indemnity for loss, damage or bodily injury (including death) its Associates sustain identical to the Parties' respective undertakings under this Article 14. Furthermore, ARIANESPACE shall require all Third Party Customer(s) of ARIANESPACE entering into launch services agreements with ARIANESPACE to agree to the inter-party waiver and indemnities set forth in this Article 14.

14.4    Liability for Damages Suffered by Third Parties

        14.4.1 Each Party shall be solely and entirely liable for all loss, damage or bodily injury (including death) sustained, whether directly or indirectly, by any Third Party, which is caused by such Party or its Associates arising out of or relating to the performance by such Party of this Agreement.

        14.4.2 In the event of any proceeding, whether judicial, arbitral, administrative or otherwise, by a Third Party against one of the Parties or its Associates on account of any loss, damage or bodily injury (including death), caused by the other Party, its property or its Associates or its (their) property, whether directly or indirectly the latter Party shall indemnify and hold harmless the former Party and/or the former Party's Associates, as the case may be, and shall advance any funds necessary to defend their interests.

14.5    Infringement of Industrial Property Rights of Third Parties

        14.5.1 ARIANESPACE shall indemnify and hold CUSTOMER harmless with respect to any injury, cost, and expense resulting from an infringement or claim of infringement of patent rights or any other industrial or intellectual property rights of any third party which may arise from CUSTOMER's use of ARIANESPACE's Services, including, without limitation, the use of any and all products, processes, articles of manufacture, supporting equipment, facilities, and services by ARIANESPACE in connection with said Services; provided however , that this indemnification shall not apply to an infringement of rights as set forth above that have been mainly caused by an infringement of a right of a third party for which CUSTOMER is liable pursuant to Sub-paragraph 14.5.2 of Article 14 of this Agreement.

        14.5.2 CUSTOMER shall indemnify and hold ARIANESPACE harmless with respect to any injury, cost, and expense resulting from an infringement or claim of infringement of the patent rights or any other industrial or intellectual property rights of any


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                                                                         Page 38


                third party arising out of or relating to CUSTOMER with respect to the design or manufacture of the Satellite, or ARIANESPACE's compliance with specifications furnished by CUSTOMER with respect to the Launch Mission and the Satellite Mission.



        14.5.3 The rights to indemnification provided hereunder shall be subject to the following conditions:

                 14.5.3.1 The Party seeking indemnification shall promptly advise the other Party of the filing of any suit, or of any written or oral claim against it, alleging an infringement of any third party's rights, which it may receive relating to this Agreement.

                 14.5.3.2 The Party sued or against whom the claim is otherwise made shall take no steps in the dispute with the third party, nor shall it reach a compromise or settlement, without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

        14.5.4 The indemnifying Party shall assist in and assume, when not contrary to the governing rules of procedure, the defense of any claim or suit and/or settlement thereof, shall take all other steps which it may reasonably be expected to take, given the circumstances, and the obligations incurred by it under this
                Article 14, to avoid, settle, or otherwise terminate the disputes, and shall advance and pay all litigation and administrative costs and expenses incurred in connection with the defense of any such suit, including fees and expenses of legal counsel, shall satisfy any judgments rendered by a court of competent jurisdiction in such suits, and shall make all settlement payments.

        14.5.5 In the event that ARIANESPACE, with respect to the Launch, and CUSTOMER, with respect to the Satellite, shall be the subject of the same court action or the same proceedings based on alleged infringements of patent rights or any other industrial or intellectual property rights of a third party pursuant to both Sub-paragraphs 14.5.1 and 14.5.2 hereof, ARIANESPACE and CUSTOMER shall jointly assume the defense and shall bear all damages, costs and expenses pro rata according to their respective liability. In the event of any problems in the implementing the pro rata allocation of the amounts referred to in the immediately preceding sentence, the Parties shall undertake in good faith to resolve such problems.

        14.5.6 Neither Party's execution or performance of this Agreement grants any rights to or under any of either Party's respective patents, proprietary information, and/or data, to the other Party or to any third party, unless such grant is expressly recited in a separate written document duly executed by or on behalf of the granting Party.


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ARTICLE   15  -  INSURANCE


15.1 ARIANESPACE shall, for any particular Launch under this Agreement, take out an insurance policy at no cost to CUSTOMER, to protect itself and CUSTOMER against liability for property loss or damage and bodily injury that Third Parties may sustain and that is caused by the Launch Vehicle, and/or the Satellite, and/or the satellite(s) of any Third Party Customer(s) of ARIANESPACE, and/or their components or any part thereof. Such insurance policy shall name as additional insureds :

        1)   The Government of France.

        2) The Centre National d'Etudes Spatiales "C.N.E.S." and any launching state as such term is defined in the Convention on International Liability for Damage Caused by Space Objects of 1972.

        3) The auxiliaries of any kind, whom ARIANESPACE and/or the C.N.E.S. would call for in view of the preparation and the execution of the launching operations.

        4) The European Space Agency "E.S.A." but only in its capacity as owner of certain facility and/or outfits located at the Centre Spatial Guyanais in Kourou and made available to ARIANESPACE and/or to the C.N.E.S. for the purpose of the preparation and the execution of the launches.

        5) The firms, who have participated in the design and/or in the execution and/or who have provided the components of the Launch Vehicle, of its support equipment including propellants and other products either liquid or gaseous necessary for the functioning of the said Launch Vehicle, their contractors, sub-contractors and suppliers.

        6) CUSTOMER and Third Party Customer(s) of ARIANESPACE on whose behalf ARIANESPACE executes the launch services as well as their co-contractors and sub-contractors.

        7) Provided they act within the scope of their duties, the officers and directors, legal representatives, managing director, employees, agents and interim staff employed by ARIANESPACE or by any of additional insured mentioned in the preceding sub-paragraphs from 1 to 6 (included)

15.2 The insurance referred to in Paragraph 15.1 shall come into effect as of the day of the Launch concerned, and shall be maintained for a period of the lesser of TWELVE (12) months or so long as all or any part of the Launch Vehicle, and/or the Satellite, and/or the satellite(s) of any Third Party Customer(s) of ARIANESPACE, and/or their components remain in orbit.

15.3 The insurance policy shall be in the amount of SIXTY MILLION NINE HUNDRED AND EIGHTY THOUSAND EUROS ( (euro) 60 980 000). ARIANESPACE shall settle all liabilities, and shall indemnify and hold CUSTOMER harmless for property damage and bodily injury arising from the Services when caused to Third Parties by the Launch Vehicle, and/or the Satellite, and/or the satellite(s) of any Third Party Customer(s) of ARIANESPACE, and/or their components or any part thereof including during the period provided for in Paragraph 15.2 above for any amount in excess of the insured limits of said insurance policy. Upon expiration of the insurance in accordance with Paragraph 15.2, CUSTOMER shall


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        settle all liabilities for property damage and bodily injury caused to third parties by the Satellite or any part thereof.



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ARTICLE   16  -  OWNERSHIP OF DOCUMENTS AND WRITTEN INFORMATION CONFIDENTIALITY
                 /PUBLIC STATEMENTS


16.1 Title to all documents, data, and written information furnished to CUSTOMER by ARIANESPACE or its Associates during the performance of this Agreement shall remain exclusively with ARIANESPACE.

16.2 Title to all documents, data, and written information furnished to ARIANESPACE by CUSTOMER or its Associates during the performance of this Agreement shall remain exclusively with CUSTOMER or with said Associates as to their respective documents, data, and written information.

16.3 Each Party shall use the documents, data, and written information supplied to it by the other Party or the other Party's Associates solely for the performance of this Agreement and any activities directly related thereto or the use of a Satellite to be Launched hereunder.

16.4 To the extent necessary for the performance of this Agreement and any activities directly related hereto or to the use of a Satellite to be Launched hereunder, each Party shall be entitled to divulge to its own Associates the documents, data, and written information received from the other Party or from the other Party's Associates in connection herewith and allow its Associates to participate in reviews thereof, including progress or milestone events, provided that such receiving person shall have first agreed to be bound by the nondisclosure and use restrictions of this Agreement.

16.5 Subject to the provisions of Paragraph 16.4, neither Party shall divulge any documents, data, or written information that it receives from the other Party or the other Party's Associates, but shall protect all such documents and written information that are marked with an appropriate and valid proprietary or confidentiality legend from unauthorized disclosure except as provided herein, in the same manner as the receiving Party protects its own confidential information; provided, however, that each Party shall have the right to use and duplicate such documents, data, and written information for any Party purpose subject to the nondisclosure requirements and use restrictions provided herein.

        If the information disclosed by one Party to the other Party or by or to their respective Associates is deemed confidential by the disclosing Party or Associate and is verbal, not written, such verbal confidential information shall be identified prior to disclosure as confidential and, after acceptance by and disclosure to the receiving Party, shall be reduced to writing promptly, labeled confidential, but in no event later than TWENTY (20) days thereafter, and delivered to the receiving Party in accordance with this Paragraph.

16.6 The obligation of the Parties to maintain the confidentiality of documents, data, and written information shall not apply to documents, data, and written information that :

        -    are not properly marked as confidential;

        -    are in the public domain;


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        -    shall come into public use, by publication or otherwise, and due to no fault of the receiving Party;

        - the receiving Party can demonstrate were legally in its possession at the time of receipt;

        - are rightfully acquired by the receiving Party from third parties;

        -    are commonly disclosed by ARIANESPACE or its Associates;

        - are inherently disclosed in any product or provision of any service marketed by ARIANESPACE or its Associates;

        -    are independently developed by the receiving Party;

        - are approved for release by written authorization of the disclosing Party; or

        - are required, but only to the extent necessary, to be disclosed pursuant to governmental or judicial order, or as otherwise may be required by law, including for purposes of public registration, in which event the Party concerned shall notify the other Party of any such requirement and the information required to be disclosed prior to such disclosure, and reasonably cooperate with the other Party upon timely request in seeking confidential treatment for commercially sensitive portions of the Agreement.

16.7 The provisions of this Article 16 shall survive the completion of performance of Services under this Agreement and shall remain in full force and effect until said documents, data, and written information become part of the public domain; provided, however that each Party shall be entitled to destroy documents, data, and written information received from the other Party, or to return such documents, data, or written information to the other Party, at any time after Launch (or after Reflight, if any).

16.8 This Agreement and each part hereof shall be considered to be confidential by both Parties. Any disclosure of the same by one Party shall require the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.

        Except for publication of the launch manifest, either Party shall obtain the prior written approval of the other Party only through such Party's authorized representative concerning the content and timing of news releases, articles, brochures, advertisements, speeches, and other information releases concerning the work performed or to be performed hereunder by ARIANESPACE and its Associates. Each Party agrees to give the other Party reasonable advance notice for review of any material submitted to the other Party for approval under this Paragraph.

16.9 Customer shall also be permitted to make disclosures to its actual or potential permitted assignees hereunder subject to the same restrictions that would apply hereunder to a disclosure by Customer to its Associates.


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ARTICLE   17  -  PERMITS AND AUTHORIZATIONS - GROUND STATIONS



17.1    The obligations of ARIANESPACE are limited to the Services set forth in
        Article 4 above. CUSTOMER shall be obligated to obtain all required permits, authorizations, or notices of non-opposition from all national or international, public or private authorities having jurisdiction over the Satellite and the Satellite Mission.

17.2 CUSTOMER shall also be obligated to obtain all required government permits and authorizations for delivery of the Satellite and all equipment, devices and software to be provided by CUSTOMER on the Launch Base in order to prepare the Satellite for Launch, from its country of origin to the Launch Base, and, the use of the Satellite's ground stations.

17.3 ARIANESPACE agrees to assist and support CUSTOMER and its Associates, free of charge, with any administrative matters related to the importation into French Guiana of the Satellite and all equipment, devices and software to be provided by CUSTOMER on the Launch Base in order to prepare the Satellite for Launch, and their storage and possible return, as well as to the entry, stay, and departure of CUSTOMER and its Associates.

        For greater certainty, it is hereby stated that the obtaining of U.S. Export Licenses is not the responsibility of ARIANESPACE; provided that ARIANESPACE shall cooperate with, and use its reasonable efforts to assist, CUSTOMER and its Associates to obtain in a timely manner and to maintain thereafter any and all U.S. Export Licenses and to comply with applicable U.S. Export Control Laws in connection with this Agreement., including, without limitation, all procedures and requirements established by the U.S. government related to Satellite launch activities.

        At CUSTOMER's request,ARIANESPACE shall, on a no cost basis for ARIANESPACE, cooperate with, and use its reasonable efforts to assist, CUSTOMER and its Associates , with respect to all procedures and any U.S. government-required Satellite launch failure or debris recovery efforts.

17.4 Notwithstanding anything in this Agreement to the contrary, the Parties acknowledge and agree that part of the activities under this Agreement may be subject to compliance with the Laws, rules and regulations of the United States regarding export restrictions ("U.S. Export Laws"), including without limitation the Arms Export Control Act, the International Emergency Economic Powers Act, the Export Administration Act, the International Traffic in Arms Regulations, the Export Administration Regulations, and Executive Order 12333 (Dec. 4, 1981) and that such U.S. Exports Laws may prohibit, limit or delay the Parties' ability to so perform; and to the extent that any goods provided or information disclosed is subject to the U.S. Export Laws, the Parties shall handle such goods and information in compliance with the applicable U.S. Exports Laws and shall not disclose, transfer or


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        otherwise export such goods or information to any person or entity, except as authorized by the applicable U.S. Export Control law or by written authorization of the U.S. government.




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ARTICLE   18  -  TERMINATION BY CUSTOMER



18.1 CUSTOMER shall be entitled to terminate any particular Launch under this Agreement at any time prior to the Launch concerned. CUSTOMER's right is not subject to any condition, and shall cover termination situations for reasons of convenience as well as those of delay or impossibility of performance in which one of the Parties may find themselves. Notice of termination shall be given by registered letter with acknowledgment of receipt, and termination shall take effect thirty (30) days from receipt of such letter by ARIANESPACE.



18.2 In case of termination by CUSTOMER, ARIANESPACE shall be entitled for the Launch terminated to the following :



        18.2.1 A) Basic termination fees depending of the date of termination as follows:

            --------------------------------------------------------------

              Effective date of termination           Percentage of P

            --------------------------------------------------------------

            On or before [***]                            [***]%

            Between [***] and [***]                       [***]%

            Between [***] and [***]                       [***]%

            After [***]                                   [***]%

            --------------------------------------------------------------

                where

                P means the Launch Services price of the Launch terminated other than a Reflight.

                C means for the Firm Launch and each Firm Optional Launch when activated, the initial L of the Launch concerned if no postponement has been requested by ARIANESPACE or otherwise the date obtained by adding to the first L of the Launch concerned the aggregate duration of Launch Period or Launch Slot postponement(s) requested by ARIANESPACE for such Launch pursuant to Sub-paragraph
                     11.3.1.1 of Article 11 of this Agreement.


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        18.2.1  B) In case of cancellation of a Reflight, ARIANESPACE shall refund to CUSTOMER the following amount depending of the date of termination:

            -------------------------------------------------------------------

                 Effective date of termination           Percentage of G

            -------------------------------------------------------------------
            [***]                                            [***] %

            Between T and [***]                              [***] %

            Between [***] and [***]                          [***] %

            Between [***] and [***]                          [***] %

            After [***]                                      [***] %

            -------------------------------------------------------------------

                where

                G    means the Guarantee Amount,

                T means a SIXTY (60) day period following the date when the Parties have agreed that a Launch Failure has occurred.

                C means the initial L of the Reflight if no postponement has been requested by ARIANESPACE or otherwise the date obtained by adding to the first L the aggregate duration of Launch Period or Launch Slot postponement(s) requested by ARIANESPACE pursuant to Sub-paragraph
                     11.3.1.1 of Article 11 of this Agreement.



        18.2.2 Plus (i) any other amount(s) paid or due including, without limitation, late payment interest under the Agreement at the effective date of termination, and (ii) the price of those Associated Services provided, at CUSTOMER's cost, which have actually been performed as of the date of termination.

        18.2.3 Termination fees are due by CUSTOMER to ARIANESPACE as of the effective date of termination and payable within THIRTY (30) days of receipt by CUSTOMER of the corresponding invoice from ARIANESPACE. Any amounts paid by CUSTOMER for the Launch concerned in excess of the above termination fees shall be refunded promptly by ARIANESPACE to CUSTOMER. For the purpose of this Sub-paragraph 18.2.3, in the case of a Reflight, the Guarantee Amount shall be deemed to have been a payment by CUSTOMER.



18.3 Notwithstanding the foregoing in the event that the aggregate of all postponements requested by ARIANESPACE under Sub-paragraph 11.3.1.1 of
        Article 11 of this Agreement, (and even if ARIANESPACE has not declared a particular postponement, any anticipated Launch, beyond reasonable dispute) should result in ARIANESPACE delaying a particular CUSTOMER's Launch under this Agreement by more than SIX (6) months, CUSTOMER shall have the right, to terminate the Launch concerned, in which case ARIANESPACE shall refund to CUSTOMER all payments made by CUSTOMER for said Launch within THIRTY (30) days of termination notice. In such an


                            Commercial in Confidence
        event, CUSTOMER shall be liable only for the payment of Associated Services performed, at CUSTOMER's cost, for the Launch terminated prior to the date of termination , provided that, for the avoidance of doubt, no charge shall be made for Associated Services which are specified herein to be provided without charge by Arianespace. For the purpose of this Paragraph 18.3, in the case of a Reflight, the Guarantee Amount shall be deemed to have been a payment by CUSTOMER.

        The foregoing notwithstanding, prior to giving notice of termination, CUSTOMER shall have given ARIANESPACE at least THIRTY (30) days' notice of CUSTOMER's intent to do so (which in the case of delay, may occur as early as the point of FIVE (5) months of delay, so as to allow a termination notice to be effective at SIX (6) months), allowing for discussion between the Parties of any alternative solution other than termination.

        However, postponements resulting from (i) Events of Force Majeure in the aggregate of of SIX (6) months or less; and/or (ii) any damage caused by CUSTOMER and/or its Associates to the property of ARIANESPACE and/or the property of its Associates; and/or (iii) any bodily injury (including death) caused by CUSTOMER and/or its Associates to ARIANESPACE and/or its Associates shall not be taken into account for the computation of the above mentioned period.

        In the event that CUSTOMER has an unexercised right to terminate under this Paragraph 18.3, ARIANESPACE may, upon written notice to CUSTOMER, request CUSTOMER either to exercise such right within THIRTY (30) Days of ARIANESPACE's written notice or, failing to do so, waive such right; provided that such waiver shall not be applicable to any further delay in a Launch beyond that previously notified by ARIANESPACE to CUSTOMER.


18.4 CUSTOMER may, upon written notice to ARIANESPACE, terminate immediately the Launch concerned in any event of any material breach by ARIANESPACE of its obligations arising of this Agreement, not otherwise provided for in Sub-Paragraph 18.3, and in each case does not cure such failure within THIRTY (30) Days of written notice of such material breach from CUSTOMER to ARIANESPACE, as may be extended in writing by CUSTOMER. In the event that ARIANESPACE does not cure such failure within the cure period specified in the preceding sentence, ARIANESPACE shall refund to CUSTOMER all payments made by CUSTOMER for the Launch concerned within THIRTY (30) days of termination notice. In such an event, CUSTOMER shall be liable only for the payment of Associated Services performed and delivered, at CUSTOMER's cost, for the Launch so terminated prior to the date of termination, provided that, for the avoidance of doubt, no charge shall be made for Associated Services which are specified herein to be provided without charge by Arianespace. For the purpose of this Paragraph 18.4, in the case of a Reflight, the Guarantee Amount shall be deemed to have been a payment by CUSTOMER.


                            Commercial in Confidence

ARTICLE   19  -  TERMINATION BY ARIANESPACE



19.1 In the event that CUSTOMER fails to comply with its payment obligations pursuant to the payment schedule and other payment dates set forth in this Agreement for a Launch under this Agreement, and does not pay within THIRTY (30) days after the date of receipt of a written notice to that effect ARIANESPACE shall be entitled to terminate the Launch concerned by registered letter with acknowledgment of receipt.



19.2 In the event of termination by ARIANESPACE pursuant to the provisions of this Article 19, the provisions of Paragraph 18.2 of Article 18 of this Agreement shall apply.




                            Commercial in Confidence

ARTICLE   20  -  MISCELLANEOUS



20.1    Working language

        All communications between the Parties and between CUSTOMER and its Associates on the Launch Base, and between ARIANESPACE and its Associates on the Launch Base with CUSTOMER's personnel and that of its Associates, shall be made in English.

20.2    Notices

        Unless expressly provided otherwise under this Agreement, all communications and notices to be given by one Party to the other in connection with this Agreement shall be in writing and in the language of this Agreement and shall be sent by registered mail, and if transmitted by telecopier, telex or telegram, shall be confirmed by registered letter to the following addresses (or to such address as a Party may designate by written notice to the other Party) :



            ARIANESPACE                          CUSTOMER
            Immeuble Ariane                      TerreStar Networks, Inc.
            Boulevard de l'Europe                One Discovery Square
            91000 EVRY                           12010 Sunset Hills Road
            FRANCE                               Suite 600
                                                 Reston, VA 20190
                                                 USA
            Attention : Directeur Commercial
            Telephone : +331-6087-6232           Attention : [***]
            Fax : +331-6087-6270                 Telephone :  (U.S.) [***]
                                                 Fax : (U.S.) [***]



20.3    Waiver

        Waiver on the part of either ARIANESPACE or CUSTOMER of any term, provision, or condition of this Agreement shall only be valid if made in writing and accepted by the other Party. Said acceptance shall not obligate the Party in question to waive its rights in connection with any other previous or subsequent breaches of this Agreement.

20.4    Headings

        The headings and sub-headings used in this Agreement are provided solely for convenience of reference, and shall not prevail over the content of the Articles of this Agreement.


                            Commercial in Confidence

20.5    Assignment

        Neither Party shall be entitled to assign its rights, title, interest or obligations under this Agreement, in whole or in part, without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed.

        The foregoing notwithstanding, CUSTOMER shall be entitled to assign in whole, (or, subject to the further qualification stated in the following paragraph, in part by Launch) its rights, title, interest and obligations under this Agreement, to: (A) an entity (a "Successor Entity"), which may include new investors, to which all or substantially all of the assets of the CUSTOMER as of the date hereof are also assigned or into which CUSTOMER is merged, or (B) to any of Motient Corporation, a Delaware corporation, TerreStar Networks (Canada) Inc., a corporation incorporated under the laws of the province of Ontario (Canada), or TerreStar Networks Bermuda Ltd., a company existing under the laws of Bermuda, provided such assignment by the CUSTOMER shall not constitute a novation as to CUSTOMER's underlying payment obligations to ARIANESPACE pursuant to the terms of this Agreement, including but not limited to the obligation to pay all amounts due, unless the CUSTOMER demonstrates to the reasonable satisfaction of ARIANESPACE that the assignee has the financial capacity and willingness to meet all such payment obligations to ARIANESPACE as and when the same shall be due and payable and that the risk of non payment by the Successor Entity is not greater than such risk in respect of CUSTOMER as at the date hereof.

        Customer's right of assignment in clause (B) immediately above is further qualified as follows: Customer shall not be permitted, without Arianespace's consent, to assign its rights, title, interests or obligations under this Agreement with respect to either Optional Launch by operation of clause (B) above to any entity other than whom the entire Agreement is assigned (or to whom a permitted assignment of Optional Launch #1 has already been made) prior to the time that Customer shall have activated the applicable Launch Option.

        In addition, notwithstanding the foregoing, CUSTOMER shall have the right, without further consent of ARIANESPACE, as security for any financing (including any financing obtained by any parent or subsidiary of CUSTOMER guaranteed or otherwise supported by CUSTOMER), to assign or grant security interests in this Agreement, provided in the case of any assignment of this Agreement to any party, other than a lender or other financing party or agent or trustee for any such lender or financing party (and other than as permitted in this Paragraph 20.5 above), ARIANESPACE consents to such assignment, which consent shall not be unreasonably delayed or withheld.

        Except as provided above, any attempt to assign any rights or obligations hereunder without the other party's prior written consent shall be null and void.



20.6    Entire Agreement and Modifications

        This Agreement constitutes the entire understanding between the Parties, and supersedes all prior and contemporaneous discussions between the Parties with respect to the subject matter of this Agreement. Neither Party shall be bound by the conditions, warranties, definitions, statements, or documents previous to the execution of this Agreement, unless this Agreement makes express reference thereto. Any actions subsequent to the execution of this Agreement undertaken pursuant to an


                            Commercial in Confidence
        agreement shall be in writing and signed by duly authorized representatives of each of the Parties, which agreement shall expressly state that it is an amendment to this Agreement.

20.7    Registration of CUSTOMER's Satellite

        CUSTOMER shall be responsible to ensure that the Satellite is properly registered by a state of registry in accordance with the Convention on Registration of Objects Launched into Outer Space of 1974 either (i) directly, if CUSTOMER is a state or the state designated by an international intergovernmental organization for the purposes of registration, or (ii) if CUSTOMER is not a state, through a state having jurisdiction and control over CUSTOMER.




                            Commercial in Confidence

ARTICLE   21  -  APPLICABLE LAW



This Agreement shall govern the relationship between the Parties as to the subject of this Agreement. To the extent the Parties have failed to address any question arising hereunder, or in the event of the need for any interpretation of any term of this Agreement, French law shall be applied, unless it is contrary to the explicit terms or the underlying common intentions of the Parties to this Agreement.




                            Commercial in Confidence

ARTICLE   22  -  ARBITRATION



In the event of any dispute arising out of or relating to this Agreement, the Parties shall use their best efforts to reach an amicable settlement. If an amicable settlement cannot be achieved, the dispute shall be referred to the President of ARIANESPACE and of CUSTOMER, who will use their best efforts to reach a settlement. Should an amicable settlement fail, the dispute shall be finally settled under the rules of Conciliation and Arbitration of the International Chamber of Commerce ("I.C.C.") in Paris by THREE (3) arbitrators appointed in accordance with the then existing rules of the I.C.C. The arbitration shall be conducted in the English language. The award of the arbitrators shall be final, conclusive and binding, and the execution thereof may be entered in any court having jurisdiction.


Notwithstanding the above, either Party may request expedited arbitration as to any dispute hereunder if the nature of the dispute involves a time sensitive matter as to which a delay in resolution would cause material prejudice to such Party or force it to proceed at material risk (the "Request"). Such Request shall specify the matter in dispute. Each Party shall appoint one arbitrator within TEN (10) days of the request and shall ask these TWO (2) arbitrators to appoint a third arbitrator within TEN (10) days. Within TWENTY (20) days of the Request, each Party shall provide the other with copies of documentation in its possession and with a summary in writing of other communications within its knowledge that it deems relevant to the matter in dispute. Each Party shall cooperate with the other and requests that the arbitrators establish a schedule that shall lead to a resolution of the matter within SIXTY (60) days of the Request.




                            Commercial in Confidence

ARTICLE   23  -  EFFECTIVE DATE



This Agreement shall take effect after signature by the TWO Parties.




Executed in Reston, Virginia, USA,


On November 8, 2006


In two (2) originals











        ARIANESPACE                              CUSTOMER

        Name : Jean-Yves Le Gall                 Name : Robert H. Brumley

        Title : Chief Executive Officer          Title : Chief Executive Officer

        Date : November 8, 2006                  Date : November 8, 2006

        Signature : /s Jean-Yves Le Gall         Signature: /s Robert H. Brumley




                            Commercial in Confidence

                                   P A R T II




                                  A N N E X E S





                            Commercial in Confidence

                                     ANNEX 2
                                     -------




                     E.S.A./ARIANESPACE Convention (Extract)




Certain European Governments, members of the European Space Agency, (hereinafter referred to as "the Participants") have committed themselves to using the Ariane Launcher, developed within the framework of the European Space Agency programmes. Arianespace must provide the European Space Agency and the Participants, as a priority, with the services and launch slots necessary for their programmes. Arianespace must also make sure that in the event of a shift in the launch slots caused by the launcher system and/or any of the technical equipment which has to be used for the launch, the payload concerned of the Agency or Participant retains its position in the launch schedule. In addition, in the event of the failure of an Agency or Participant mission, the Agency or Participant may ask Arianespace to provide them, for a new launch, with the first or failing that the second launch slot compatible with the availability of the replacement payload if the failure was due to the launch system and/or any of the technical equipment used for the launch, and the first compatible slot or failing that the first slot scheduled at the latest 10 months after the written relaunch request if the failure was due to the payload itself. Finally, Arianespace has committed itself to the Agency and to the Participants to pay particular attention to the specific requirements imposed by scientific missions.

                                 [LOGO OMITTED]
                                  arianespace



                                   TerreStar



                                    ARIANE 5







                                STATEMENT OF WORK
                               (TECHNICAL ANNEXES)









Direction Commerciale - November 2006

                                 [LOGO OMITTED]
                                  arianespace



                                    TerreStar



                                    ARIANE 5









                                Technical Annexes




                                  November 2006








Direction Commerciale - November 2006

                                                               Table of contents
--------------------------------------------------------------------------------
Part 1                                                                     - 1 -
LAUNCH SPECIFICATION                                                       - 1 -
   1.     General                                                          - 2 -
   2.     Principal characteristics of the Launch                          - 2 -
      2.1     The Mission                                                  - 2 -
      2.2     Period, Slot, Day of the Launch                              - 2 -
      2.3     Launch Window                                                - 2 -
   3.     Main Interfaces                                                  - 3 -
      3.1     Mechanical Interfaces                                        - 3 -
      3.2     Electrical and RF Interfaces                                 - 4 -
      3.3     Modification to the applicable documents                     - 4 -
Part 2                                                                    - 10 -
ARIANESPACE TECHNICAL COMMITMENTS                                         - 10 -
   1.     Launch Service Management                                       - 11 -
   2.     Launch Vehicle hardware and software Supply                     - 11 -
   3.     Mission Analysis                                                - 12 -
   4.     Operations                                                      - 12 -
Part 3                                                                    - 14 -
CUSTOMER TECHNICAL COMMITMENTS                                            - 14 -
   1.     General                                                         - 15 -
   2.     Schedule Obligations                                            - 15 -
Part 4                                                                    - 17 -
DOCUMENTATION AND REVIEWS                                                 - 17 -
   1.     Documentation                                                   - 18 -
      1.1     DUA                                                         - 18 -
      1.2     DCI                                                         - 18 -
      1.3     Mission Analysis Documentation                              - 18 -
      1.4     Documentation to be issued by ARIANESPACE                   - 19 -
      1.5     Documentation to be issued by Customer                      - 20 -
   2.     Meetings                                                        - 21 -
      2.1     Interface Meetings                                          - 21 -
      2.2     Launch Vehicle Production Standard Reviews                  - 21 -
      2.3     Spacecraft Reviews                                          - 23 -
      2.4     Quality Reporting                                           - 23 -
      2.5     Launch Vehicle campaign meetings at the Launch Base         - 24 -
Part 5                                                                    - 26 -
GENERAL RANGE SUPPORT (GRS) AND OPTIONAL SERVICES                         - 26 -
   1.     General Range Support                                           - 27 -
      1.1     Transport Services                                          - 27 -
      1.2     Payload Preparation Facilities                              - 28 -
      1.3     Communication Links                                         - 30 -
      1.4     Analyses                                                    - 30 -
      1.5     Operations                                                  - 31 -
      1.6     Fluid Deliveries                                            - 31 -
      1.7     Miscellaneous                                               - 31 -
      1.8     Additional Services                                         - 32 -
   2.     Options ordered by the Customer                                 - 33 -
   3.     Additional Options available to the Customer                    - 35 -
--------------------------------------------------------------------------------
                          - ARIANESPACE PROPRIETARY -                          i

                                                            Applicable documents
--------------------------------------------------------------------------------

Applicable documents

The following documents form a part of this annex 1 (Technical) and are applicable in their entirety. In the event of a conflict with any of the documents listed, this annex 1 shall take precedence.

o    Ariane 5 User's Manual (MUA 5), Issue 4, Revision 0 (DECEMBER 2004)
o    CSG safety regulations, CSG-RS-22A-CN Edition 5 Revision 5 (November 2005)
o    General specification for payload dynamic models, A5-SG-0-01 Issue 4 (April
     2001)
o Format for Spacecraft Environmental Test Prediction and Test Report - Documentation for Sine Test Support, LS-SG-1000000-X-001-AE Issue 0, Revision 0 (July 2006)
o Technical specification for the payload thermal model, A4-SG-1-26 [3] (DECEMBER 1992)


ARIANESPACE reserves the right to modify these documents. Copies of any revised pages shall be forwarded to the CUSTOMER as soon as they have been approved for implementation by the ARIANE Modification Review Board. In any case, modification(s) to these documents, which are not part of this annex 1, and which may affect the compatibility of the Spacecraft with the Launch System, and/or impact the mission, will not be applicable without negotiation and prior agreement between the Parties.



Reference documents


A reference document is part of the necessary data base used by the Client and ARIANESPACE in the course of fulfilling the Launch Service Agreement. This list of reference documents will be completed throughout the project.

o    EPCU Manual, Revision V-8.0 (May 2003)



--------------------------------------------------------------------------------
                          - ARIANESPACE PROPRIETARY -                         ii

                                                    Part 1 Launch Specifications
--------------------------------------------------------------------------------







                                                                          Part 1

                                                            LAUNCH SPECIFICATION

                                                                   November 2006






                          - ARIANESPACE PROPRIETARY -                        -1-

                                                    Part 1 Launch Specifications
--------------------------------------------------------------------------------

1.   General

The standard characteristics of the Launch Vehicle, Launch Range, Launch Operations, and of the Mission are described in the latest issue of the Ariane 5 User's Manual, "MUA 5".


2.   Principal characteristics of the Launch

2.1  The Mission

                                                         ARIANE 5
---------------------------------------------------------------------------
Type of Mission             :                             Single
Type of Orbit               :                          Standard GTO
Altitude of Perigee         :                              [***]
True altitude @ 1st Apogee  :                              [***]
Inclination                 :                              [***]
Argument of Perigee         :                              [***]
Separated Mass              :                              [***]
Mass @ Lift-Off             :                       Idem Separated Mass
S/C Separation Conditions   :                   Optimised for the Mission
                                                See MUA5 ss.2.9
---------------------------------------------------------------------------

2.2  Period, Slot, Day of the Launch

The Period, Slot and Day of Launch are defined according to the provisions of
Article 6 of the Terms and Conditions of the Agreement.

2.3  Launch Window

The Spacecraft Launch Window must be as wide as possible to allow for the maximum operational flexibility. The Launch must be possible any day of the Period or of the Slot. The Launch window shall be [***].


11/3/06                            Proprietary                         Page 2/44
                  See title page for ITAR control of these data

                                                    Part 1 Launch Specifications
--------------------------------------------------------------------------------

The launch period for each day of the year is shown in Table -1.




Based on the ARIANE reference orbit and time, the preliminary Launch Window will be agreed upon by the customer and ARIANESPACE at the Preliminary Mission Analysis Review RAM(P).

The final Launch Window, in terms of lift-off time, will be calculated by the CUSTOMER based on orbit parameters at separation taken from the Final Mission Analysis document.


The Final Launch Window will be agreed upon by the CUSTOMER and ARIANESPACE before the Launch Vehicle Readiness Review (RAV). Any further modification is subject to formal agreement between all Parties.

In case of launch postponement after filling operations, the CUSTOMER shall do its best efforts to meet any new launch date set forth by ARIANESPACE.


3.   Main Interfaces

All mechanical and electrical interfaces, i.e. physical dimensions, structural stiffness, etc. shall be compatible with the ARIANE interfaces defined in the MUA 5.

3.1  Mechanical Interfaces

     3.1.1  Adapter Interface

          Adapter (ACU) Interface:               1194 H +
          ------------------------------------------------------------



                           - ARIANESPACE PROPRIETARY -                         3

                                                    Part 1 Launch Specifications
--------------------------------------------------------------------------------

     3.1.2  Spacecraft Volume

The Spacecraft is compatible with the following Volumes (TBC):

        Medium fairing (TBC by Arianespace)
        All fairing/ACY diameter volumes: 4.57m


3.1.3 Shock Environment

[***]

3.2  Electrical and RF Interfaces

The Umbilical Connectors are provided by the customer (the spacecraft manufacturer).

ARIANE optional services:

          Service Definition
          -----------------------------------------------------------
          Dry Loop command                                        NO
          Electrical command                                      NO
          Power supply                                            NO
          Pyrotechnic command                                     NO
          -----------------------------------------------------------


3.3  Modification to the applicable documents

No modification has been brought to the applicable documents in the frame of these Technical Annexes.



Table 1 - Time and Launch Window for the TerreStar GTO Mission on ARIANE 5G
                corresponding to an argument of Perigee of 0 degree


                           - ARIANESPACE PROPRIETARY -                         4

                                                    Part 1 Launch Specifications
--------------------------------------------------------------------------------

Reference Time (UT): instant of the first passage at orbit perigee, the first passage may be fictitious if injection occurs beyond perigee.

Reference Orbit (osculating elements at first perigee, except for apogee altitude):

          Altitude of Perigee                 :
                                                              [***]
          Altitude @ 6th Apogee               :               [***]
          Inclination                         :               [***]
          Argument of Perigee                 :               [***]
          Longitude of descending Node        :                TBD
          -----------------------------------------------------------------


Note: Arianespace and Space Systems/Loral agree to work concurrently at the Kick-off Meeting to optimize the argument of perigee





                           - ARIANESPACE PROPRIETARY -                         5

                                      [***]







                           - ARIANESPACE PROPRIETARY -                       -6-

                                      [***]







                           - ARIANESPACE PROPRIETARY -                       -7-

                                      [***]







                           - ARIANESPACE PROPRIETARY -                       -8-

                                      [***]







                           - ARIANESPACE PROPRIETARY -                       -9-

                                                                          Part 2

                                                           ARIANESPACE TECHNICAL
                                                                     COMMITMENTS

                                                                   November 2006






                           - ARIANESPACE PROPRIETARY -                      -10-

                                      Part 2 - ARIANESPACE Technical Commitments
--------------------------------------------------------------------------------

ARIANESPACE shall provide the following Launch services using the ARIANE 5 Launch vehicle as described in the latest issue of the Ariane 5 User's Manual, "MUA 5".
o    Overall Launch Service management
o    Launch Vehicle hardware and software supply
o    Mission analysis
o    Launch Vehicle Operations
o    Launch site CUSTOMER support as described in Part 5
o    Documentation and meetings as described in Part 4

Additions to the deliverables in this annex 1 are possible, subject to negotiations and additional order(s) from the CUSTOMER as listed in Part 5.


1.   Launch Service Management

ARIANESPACE shall provide overall management for the Launch services as described in the MUA 5. The ARIANESPACE Program director will be the single point of contact between the CUSTOMER and ARIANESPACE.

General Contract Management           Contract amendments, payments, planning,
                                      configuration control, documentation,
                                      reviews, meetings, etc...
Launch Vehicle Production             Test, acceptance, ...
including quality plan
Mission Analyses
Launch Base Operations
Ground and Flight Safety              Interface with CSG for Safety Submissions
--------------------------------------------------------------------------------

2.   Launch Vehicle hardware and software Supply

ARIANESPACE shall supply the Hardware and Software to carry out the Mission, complying with mission/launcher requirements as defined in part 1.

Launch Vehicle Hardware
Launch Vehicle Propellants
Payload Compartment
Passive Repeater                      [***]
One Flight Program
Spacecraft Adapter                    As per chapt.3.1.1. of Part 1, including
                                      the corresponding separation system


                           - ARIANESPACE PROPRIETARY -                      -11-

                                      Part 2 - ARIANESPACE Technical Commitments
--------------------------------------------------------------------------------

Umbilical Interface Connectors        As defined in chap. 3.2 of Part 1

Fairing                               As defined in chapt.3.1.2 of Part 1
Access Doors                          [***]
1 Mission Logo                        Artwork to be supplied at L-6 by customer
--------------------------------------------------------------------------------



3.   Mission Analysis

ARIANESPACE shall provide the mission analysis as described hereunder.

Trajectory Study                                               Prelim.        1
                                                               Final          1
Separation Analysis (Clearance, Kinematics, Collision)         Prelim.        1
                                                               Final          1
Orbit Characteristics & Dispersion                             Prelim.        1
                                                               Final          1
Dynamic Coupled Load Analysis                                  Prelim.        1
                                                               Final          1
Thermal Analysis                                                              1
Radiofrequency Compatibility Analysis                          Prelim.        1
                                                               Final          1
Support for S/C Design Reviews
S/C Orbit & attitude data from L/V telemetry (at S/C Separation)
Launch Evaluation Report [DEL]
--------------------------------------------------------------------------------


4.   Operations

ARIANESPACE shall supply Launch Vehicle operations as listed hereunder.

Launch Vehicle Operations             All operations without the S/C
Combined Operations [POC]             S/C - Launch Vehicle Integration
Countdown Execution                   Up to Lift-Off
--------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -12-

                                      Part 2 - ARIANESPACE Technical Commitments
--------------------------------------------------------------------------------

The ARIANESPACE Launch site CUSTOMER support for Spacecraft operations as well as the ARIANESPACE optional services are described in Part 5.

The ARIANESPACE responsibility for documentation and meetings is described in
Part 4.











                           - ARIANESPACE PROPRIETARY -                      -13-

                                                                          Part 3

                                                              CUSTOMER TECHNICAL
                                                                     COMMITMENTS

                                                                   November 2006






                           - ARIANESPACE PROPRIETARY -                      -14-

                                         Part 3 - CUSTOMER Technical Commitments
--------------------------------------------------------------------------------

1.   General

To allow ARIANESPACE to timely prepare the Launch, the CUSTOMER shall make available technical data and documentation, a comprehensive overview of Spacecraft production planning, the Spacecraft and associated means as defined in the ARIANE 5 User's Manual (MUA 5).

CUSTOMER shall ensure that the Spacecraft meets the requirements expressed in
Part 1.

At the Launch site, CUSTOMER and its subcontractors shall manage and perform all Spacecraft activities relative to the Spacecraft preparation for Launch.

The CUSTOMER responsibility for documentation and meetings is described in Part
4.


2.   Schedule Obligations


Depending on the Launch configuration, the Spacecraft shall be made available to ARIANESPACE for the Combined Operations with the Launch Vehicle 10 or 8 working days prior to the Launch, at the latest. The applicable date will be defined in the Combined Operations Plan (P.O.C.) approved by the CUSTOMER.

The Spacecraft check-out equipment and the ARIANE 5 specific COTE (Check Out Terminal Equipment) necessary to support the Spacecraft/Launch Vehicle on-pad operations shall be made available to ARIANESPACE, and validated, two days prior to operational use according to the approved POC, at the latest. The Spacecraft check-out equipment and the ARIANE 5 specific COTE (Check Out Terminal Equipment) will be available for removal from the launch table between one working day (COTE compliant with an horizontal position handling capability) to three working days after launch (COTE not compliant with a horizontal position handling capability).


3.   Spacecraft Propellants and Hazardous Products

Spacecraft propellants are provided by the CUSTOMER and his subcontractors. The spacecraft propellants will be delivered to the CSG at the earliest two months before and at the latest two weeks before the Spacecraft launch campaign.

The CUSTOMER and its subcontractors are responsible for the transport of the propellants to the CSG in compliance with the International Maritime Dangerous Goods (IMDG) rules.


                           - ARIANESPACE PROPRIETARY -                      -15-

                                         Part 3 - CUSTOMER Technical Commitments
--------------------------------------------------------------------------------

Disposal of hazardous products is not authorised and wastes must be repatriated by the Customer after the campaign. The residual propellants and hazardous products must be shipped back within one month after the launch Campaign.






                           - ARIANESPACE PROPRIETARY -                      -16-

                                                                          Part 4

                                                               DOCUMENTATION AND
                                                                         REVIEWS

                                                                   November 2006






                           - ARIANESPACE PROPRIETARY -                      -17-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

1.   Documentation

The description of main documentation to be issued by CUSTOMER and ARIANESPACE in order to prepare the Mission can be found in the MUA 5.

1.1  DUA

In accordance with the MUA, the customer will issue the Application to Use Ariane [DUA], which contains the essential requirements and information for the correct execution of the Launch Service.

1.2  DCI

Based on the DUA Inputs, ARIANESPACE will issue the Interface Control Document [DCI] between the Spacecraft and the Launch System. This first Issue 0 will be discussed, updated, approved, and signed as Issue 1 by the CUSTOMER and ARIANESPACE.

The DCI Issue 1 will be maintained under formal Configuration Control until the Launch, and becomes the unique working document for all technical interfaces between the Spacecraft and the Launch System.

The DCI Issue 2, specific to each Spacecraft Launch, is prepared and released following the relevant Final Mission Analysis Review (RAMF).


1.3  Mission Analysis Documentation

The CUSTOMER and ARIANESPACE will issue input and output data related to the Mission, the Qualification and Acceptance process of the Spacecraft, Operations and Safety, respectively. These documents (as described in tables hereunder) are intended to:

o    Specify the Mission Requirements

o To demonstrate the compatibility of the ARIANE mission with the CUSTOMER requirements.

o To demonstrate the compatibility of the Spacecraft with the ARIANE flight environment and specifications.

The timely availability and validity of such documentation, especially Mission Analysis Inputs, is essential for the preparation of the Launch. Therefore, where review and/or approval are required, turn around time of documents should be less than 2 weeks.

--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -18-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

The documentation deliverables between ARIANESPACE and Customer are summarized in the following paragraphs. Except where otherwise specified, "L" (in months) represents the first day of the latest agreed Launch Period, or Slot, as applicable.

1.4  Documentation to be issued by ARIANESPACE

ARIANESPACE shall deliver to Customer the documentation listed in the table hereunder. Any changes to these requirements shall be agreed by the Parties, shall be documented through the milestones list or meetings minutes and will not require a change to these Technical Annexes. The TBD dates shall be agreed between ARIANESPACE and the Customer when considering the short term planning to execute the contract

                                                                       Customer
Ref.                Document                          Date             Action(1)      Remarks
-----------------------------------------------------------------------------------------------
 1     Interface Control Document (DCI):
       Issue 0                                       L - 13              R
       Issue 1, rev 0                                L - 11              A           After RAMP
       Issue 2, rev 0                                L - 2               A           After RAMF
 2     Preliminary Mission Analysis Documents        L - 11.5            R
 3     Thermal Analysis report                       L - 5               R
 4     Final Mission Analysis Documents              L - 3.5             R
       (including Final CLA results)
 5     Interleaved Operations Plan (POI)             L - 3               R             At RAMF
 6     Range Operations Document (DL)                L - 3               I
 7     Combined Operations Plan (POC)                L - 7               A
                                                     weeks
 8     Countdown sequence                            L - 2               R
                                                     weeks
 9     Safety Statements:
       Phase 1 reply                                 L - 13              R
       Phase 2 replies                               3 months            R
                                                      after
                                                     submission
       Phase 3 reply                                 L-2                 R
10     Injection Data                                30 minutes          I
                                                       after
                                                     separation
11     Launch Evaluation Document (DEL)              (2)                 I
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -19-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

  (1)  A Approval; R Review; I Information;
  (2) 1.5 months after Launch, or 1 month after receipt of the orbital tracking report from the Customer, whichever is later.

1.5  Documentation to be issued by Customer

Customer shall deliver to ARIANESPACE the documentation listed in the table hereunder. Any changes to these requirements shall be agreed by the Parties, shall be documented through the milestones list or meetings minutes and will not require a change to these Technical Annexes.


                                                                     ARIANESPACE
Ref.   Document                                        Date            Action(1)
--------------------------------------------------------------------------------
 1     Application to use Ariane DUA                   L - 14            R
       Safety Submission Phase 1                       L - 14            A
 2     S/C Dynamic model (preliminary)                 L - 14            R
       According to SG-0-01
 3     Safety submission Phase 2                       L - 13            A
 4     S/C mechanical environment Test plan            L - 14            A
 5     S/C thermal model according to SG-1-26          L - 12            R
 6     S/C Launch Operations Plan (POS)                L - 7             R
 7     S/C dynamic model (final) according to SG-0-01  L - 6             R
 8     Updated S/C data for final mission analysis     L - 6             R
 9     S/C operations procedures applicable at         L - 6             A
       CSG,  including Safety Submission Phase 3
10     Environmental Testing: Instrumentation          L - 5             A
       plan, notching plan, test prediction for
       Sine test & test plan for Acoustic test
       according to A4-SG-0-P-01
11     S/C final Launch window                         L - 3,5
12     S/C mechanical environment tests results        L - 2,5           A
       according to A4-SG-0-P-01
13     Final S/C mass properties                       L - 7             R
                                                       days
14     Orbital Tracking report (orbit parameters       2 weeks           I
       at separation)                                   after
                                                       Launch
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -20-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

     (1)  A Approval; R Review; I Information;

2.   Meetings

2.1  Interface Meetings

The CUSTOMER and ARIANESPACE agree to meet as often as necessary to allow for good and timely execution of all activities related to the preparation of the Launch. A guideline is presented in following Table 1.

The responsible managers of the CUSTOMER and ARIANESPACE shall agree exact dates, locations, agendas and participation upon sufficiently in advance, on a case by case basis.

For all meetings taking place at the CUSTOMER's contractor premises, the CUSTOMER will obtain necessary clearance for ARIANESPACE and their nominated contractor(s) personnel. Similarly, ARIANESPACE will obtain clearances for Customer(s) and Customer Contractor(s) personnel for meetings/visits at ARIANESPACE and its Contractor(s) premises.

It is understood that during the interface meetings, a review of contractual and general management items will be performed, i.e. planning, milestones, changes, financial matters as applicable. The CUSTOMER and ARIANESPACE will be free to invite their contractors to the interface meetings.


2.2  Launch Vehicle Standard Reviews


The CUSTOMER will be invited to the following Launch Vehicle Reviews:

     o Launch Vehicle Flight Readiness Review [RAV] prior to the start of the Launch Campaign.
     o POC Readiness Review [BT POC] prior to the start of the Combined Operations Plan.
     o    Launch Readiness Review [RAL] at D-2 before Launch.
     o    Immediate Post Flight Review [CRAL] at D+1.

The review documentation will be handed out to the CUSTOMER at each of these reviews.


     2.2.1  Launch Vehicle Flight Readiness Review (RAV)


This review is performed about 2 months before the Launch and allows ARIANESPACE Management to authorise the start of the Launch Vehicle campaign. CUSTOMER is formally invited to attend.

--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -21-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------


The review is co-chaired by the ARIANE Production Project Manager (CPAP) and the Launch Vehicle Quality Synthesis Responsible (RSQL).

At that time, all flight hardware, stages, vehicle equipment bay, fairing, SYLDA5 and adaptors, are reviewed, through comprehensive documentation (available at Arianespace). The documentation covers, but is not limited to, hardware identification, performance test results and major waivers, anomalies and failures during tests, life limitations, on-going production status of same equipment, etc... The Payload status is also presented (mission, flight program, waivers, etc...).

The RAV documentation will be made available to CUSTOMER during the review.

     2.2.2  POC Readiness Review (BT POC)

This review is performed before the start of the Combined Operations (POC). It allows ARIANESPACE Management to authorise the start of the Combined Operations
(POC) between the Launch Vehicle and the Spacecrafts. The CUSTOMER is required to provide a Spacecraft readiness status to start the POC activities.

The review is chaired by the Ariane Mission Director (CM) and it covers the readiness status with respect to the POC activities of:

     The Launch Vehicle, (including RAF debriefing)
     The Ariane Launch Complex (ELA),
     The Spacecraft.

All participants to the Review receive a comprehensive set of summary documents presenting the readiness status of all the parties.

The Launch Vehicle Functional Review (RAF) is an internal ARIANESPACE review of the Launch Vehicle status before the transfer of the Launch Vehicle to the BAF.

     2.2.3  Launch Readiness Review (RAL)

This review takes places at the launch site at D-2, i.e. two days before the Launch day. It allows ARIANESPACE Management to authorise the start of the Launch Vehicle filling operations and the final countdown. CUSTOMER is requested to attend; in any case, the final Spacecraft flight readiness status is required.


A pre-RAL meeting will be organised by ARIANESPACE prior to the actual review in order to:

o Inform the CUSTOMER of the significant items that will be presented in the RAL,
o Provide any additional clarification that may result from previous written questions raised by the CUSTOMER.

--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -22-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------


The review is co-chaired by the Ariane Production Project Manager (CPAP) and the Launch Vehicle Quality Synthesis Responsible (RSQL). It covers the launch readiness of:

     The Launch Vehicle,
     The Ariane Launch Complex (ELA),
     The Launch Base (CSG),
     The Spacecraft and its associated ground support network.

All participants to the Review receive a comprehensive set of summary documents presenting the readiness status of all the parties.


No further presentation meeting, dealing with the RAL content, will be organised after the RAL has authorised to proceed with the Launch Vehicle filling operations.

Nevertheless, in the event of significant anomalies occurring after the RAL, necessary meetings may be organized.

     2.2.4  Immediate Post Flight Review (CRAL)

This review is performed the day after the Launch. ARIANESPACE provides the first flight data evaluation after the flight.

The CUSTOMER is invited to attend and provide the Spacecraft status after separation and acquisition by the ground stations.

2.3  Spacecraft Reviews

ARIANESPACE will be invited to attend the Spacecraft Qualification/ Acceptance/ Flight Readiness and/or Pre-Shipment Review.

2.4  Quality Reporting

Quality in Production, Operations and Organization has been given a top priority, directly driven and monitored by the General Management of ARIANESPACE.

The ARIANESPACE QUALITY MANUAL translates this commitment in terms of operating principles, method and functioning rules

The information given to the CUSTOMER is subject to the confidentiality provisions described in Article 16 of the Agreement.


--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -23-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

     2.4.1  Quality Meetings

[***]

     2.4.2  Failure Reporting

All non conformances and incidents are processed in accordance with the ARIANESPACE QUALITY MANUAL. Any incident during integration or test is registered in the log book of the equipment concerned.

Assessment of incidents is performed systematically by reliability services of the contractors and by the Industrial Architect.

In case of significant anomalies, visits to main contractor facilities may be organized, if necessary.


Significant incidents are also reported systematically during RAV and RAL reviews.


     2.4.3  Reliability

Reliability predictions are continuously updated, taking into account any new data or configuration changes.

Reliability information is made available to CUSTOMER during reviews.


2.5  Launch Vehicle campaign meetings at the Launch Base

During the Launch Vehicle Campaign, CUSTOMER is invited to attend the daily Launch Vehicle BAF Campaign meetings. These meetings are held in French.

In case of a major anomaly or incident, a specific dedicated meeting is organised with the Launch Vehicle and Quality authorities to understand the anomaly or incident, and to present the corrective action plan.



--------------------------------------------------------------------------------
                           - ARIANESPACE PROPRIETARY -                      -24-

                                              Part 4 - Documentation and Reviews
--------------------------------------------------------------------------------

           Table 1 - ARIANESPACE/CUSTOMER - Interface Meeting Schedule

Mtg  Title                                             Date(1)           Subjects(2)        Location(3)
-------------------------------------------------------------------------------------------------------
 1   Contractual Kick-Off Meeting                      L - 14            M-E                C
 2   DUA Review                                        L - 13.5          M-E-O-S            E
 3   First DCI Review                                  L - 13            M-E-O-S            X
     Review of Safety Submission Phase 1
     Preliminary Mission Analysis Kick-Off
 4   DCI Signature                                     L - 11            M-E-O              E
 5   Prelim. Mission Analysis Review [RAMP]            L - 11            M-E-O-S            E
     Safety Submission Status
     DCI Review
 6   Preparation of S/C Operations Plan [POS]          L - 11            M-O-S              K or C
     DCI Review
 7   Review of S/C Operations Plan [POS]               L - 6             M-O-S              K
     Preparation of Interleaved Ops Plan [POI].
     Security aspects
     DCI Review
 8   Final Mission Analysis Review [RAMF]              L - 3             M-E-O-S            E
 9   Campaign Preparation: Final Meeting               L - 3             M-O-S              E
10   Range Configuration Review                         (4)              M-O-S              K
11   POC Readiness Review                               (5)              M-O-S              K
-------------------------------------------------------------------------------------------------------

     (1) Meeting target dates are given, taking into account the respective commitments of both parties for the delivery of the documentation as described in this annex 1 parts 2 & 3.

          Dates are given in months, relative to L, where L is the first day of the latest agreed Launch period or Slot, as applicable.

     (2)  M Management ; E Engineering ; O Operations ; S Safety

     (3)  E Evry ; K Kourou ; C CUSTOMER HQ ; X Contractor Plant

     (4)  To be held at Spacecraft Team arrival in Kourou

     (5)  To be held the day before the agreed day for starting the POC
          Operations


                           - ARIANESPACE PROPRIETARY -                      -25-

                                                                          Part 5

                                                           GENERAL RANGE SUPPORT
                                                              (GRS) AND OPTIONAL
                                                                        SERVICES

                                                                   November 2006






                           - ARIANESPACE PROPRIETARY -                      -26-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

1.   General Range Support

The General Range Support provides the CUSTOMER, on a lump sum basis, with a number of standard services and standard quantities of fluids (see List hereafter). Request(s) for additional services and/or supply of additional fluids exceeding the scope of the GRS can be accommodated, subject to negotiation between ARIANESPACE and the CUSTOMER.

Technical Definitions are in the MUA. Further technical details and data can be found in the EPCU Manual.
Except where otherwise specified, "L" (in months) represents the first day of the latest agreed Launch Period, or Slot, as applicable.

                Price (kC)                               Terms
        ---------------------------------------------------------------
           Up to 35 calendar days:                    50% at L - 6
                   [***]

          Extension beyond 35 days                    50% at L - 2
           [***] /day if Caused by
                   Customer
        ---------------------------------------------------------------



1.1  Transport Services

CUSTOMER Personnel       ->   Transport from and to Rochambeau Airport and
& Luggage                     Kourou at arrival and departure, as necessary.

Spacecraft & Equipment   ->   Subject to advanced notice and performed nominally
Transport (1) (2)             within normal CSG working hours (2 shifts of 8
                              hours per day, between 6 am and 10 pm from Monday to Friday).

                         -> Availability outside normal working hours, Saturdays, Sundays, and Public Holidays subject to negotiation, to advance notice and to agreement of local authorities.

                         ->   From Cayenne to CSG and return.

                         -> Various Freight Categories (standard, hazardous, fragile, oversized loads, low speed drive, etc...)

                         -> Limited to 12 10 ft pallets (or equivalent) in 2 batches (plane or vessel)

Spacecraft Inter-Site    ->   All CSG Inter-Site Transportsof the Spacecraft
Transport (2)                 either inside the S/C container, the ARIANE
                              Payload Container [CCU], or encapsulated inside the Launch Vehicle Composite.

Inter-Site Equipment     ->   All CSG Inter-Site Transports of CUSTOMER
Transport (2)                 Equipment.

--------------------------------------------------------------------------------

                           - ARIANESPACE PROPRIETARY -                      -27-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

Logistics Support        ->   Support for Shipment and Customs procedures for
                              the Spacecraft and its associated equipment, and
                              for personal luggage and equipment transported as
                              accompanied luggage.
--------------------------------------------------------------------------------


(1)  The following is included in the Transport Service:

     ->   Co-ordination of Loading/ Unloading activities
     ->   Transport from Rochambeau Airport and/or Degrad-des-Cannes harbour to
          CSG
     ->   Return to Airport/Harbour 3 working days after Launch
     -> Depalletisation of Spacecraft Support Equipment on arrival to CSG, and dispatching to the various working areas.
     -> Palletisation of Spacecraft Support equipment prior to departure from CSG to Airport/Harbour,
     -> All work associated with the delivery of freight by the Carrier at Airport/Harbour,
     -> CSG Support for the installation and removal of the Spacecraft Check-Out Equipment.

          The following is NOT included in the Transport Service:

     -> The "octroi de mer" tax on equipment permanently imported to Guyana, if any.
     ->   Insurance for Spacecraft and its associated Equipment

(2) The maximum temperature to which containers and packing may be exposed during any transport is 35(degree) C.
--------------------------------------------------------------------------------


1.2  Payload Preparation Facilities

The Payload Preparation Complex, with its personnel for support, may be used simultaneously by several customers. Specific facilities are dedicated to the CUSTOMER on the following basis:

Range Operations         ->   Normal  working  hours are based on 2 Shifts of 8
                              hours per day, between 6:00 am and 10:00 pm from Monday to Friday

                         -> Shifts Work out of normal working hours, Saturday, Sunday or Public Holiday is possible, but subject to negotiations and agreement of Local Authorities. (No shifts on Sunday and Public Holiday in hazardous zone)

EPCU Facilities          ->   Spacecraft Preparation (Clean Room)       350 m(2)

Standard Conditions for  ->   Filling Hall                             Dedicated
Temp. and relative
Humidity do not exceed   ->   Lab for Check-Out Stations (LBC)          110 m(2)
24(degree)C and 60%,
respectively.            ->   Offices and Meeting Rooms                 150 m(2)


                           - ARIANESPACE PROPRIETARY -                      -28-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

Access to the EPCU area  ->   Restricted to authorised personnel only,
                              permanently controlled by Range Security.

                         -> Access to offices, checkout stations, and clean rooms, is controlled through a dedicated electronic card system.

                         -> Clean rooms are permanently monitored by a CCTV camera.

Access outside normal    ->   Access to Offices and LBC beyond normal working
Working Hours ->              hours is subject to negotiation with no charge to
                              the customer if no ARIANESPACE technical support is required.

                         -> Access to the Clean rooms beyond normal working hours is subject to negotiation with the following restrictions:

                              o  Advanced Notice

                              o  No Range Support provided

                              o No hazardous Operations or external hazardous constraints

                              o  Crane utilisation only by certified personnel

                              o  No changes to the Facilities Configuration

Schedule Restrictions    ->   Launch Campaign Duration is limited to 35 calendar
                              days, from S/C arrival in Guyana, to actual departure of associated equipment.

                         -> Extension is possible, but is subject to negotiations.

                         -> Spacecraft ground Support Equipment must be ready to leave the range within 3 working days after the Launch.

                         -> Transfer of S/C and its associated Equipment to the spacecraft filling facilities normally no earlier than 21 calendar Days before Launch

                         -> After S/C transfer to spacecraft filling facility, and upon request by ARIANESPACE, the Spacecraft Preparation Clean room may be used by another S/C

                         -> Evacuation of equipment from Clean room 24H after departure of S/C

Standard MGSE            ->   As described in EPCU Manual
No-Break Power Supply
                         ->   LBC                               20 kVA to 30 KVA

                         ->   Spacecraft Filling Building       15 kVA to 30 KVA

Calibration Equipment    ->   Launch Pad & BAF                       15 kVA
Storage
                         ->   As described in EPCU Manual

                         ->   Any storage of equipment during the Campaign

                         ->   Two additional months for propellant storage

                         ->   Two additional months for AKM storage
--------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -29-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------


1.3 Communication Links


The following communication services between the different Spacecraft preparation facilities will be provided for the duration of a standard campaign (including technical assistance for connection, validation and permanent monitoring):

Service                     Type                              Remarks
----------------------------------------------------------------------------------------
RF- Link                    S/C/Ku band                       1TM / 1TC through optical fiber
Baseband Link               S/C/Ku band                       2 TM / 2TC through optical fiber
Data Link                   Romulus Network, V11 and V24      for COTE monitoring & Remote
                                                              control
Ethernet                    Planet Network, 10 Mbits/sec      3 VLAN available per Project
Umbilical Link              Copper lines                      2x37 Pins for S/C umbilical &
                                                              2x37 Pins for Auxiliary
                                                              Equipment.
Internet                                                      Connection to Local Provider
Closed Circuit TV                                             As necessary
Intercom System                                               As necessary
Paging System                                                 5 beepers per Project
CSG Telephone                                                 As necessary
Telephone Links (1)
International               With Access Code                  As necessary
ISDN (RNIS) links           Subscribed by Customer            Routed to dedicated Customer's
                                                              working zone
Facsimile in offices (1)                                      2
Video Conference (1)        Shared with other users           As necessary
----------------------------------------------------------------------------------------

(1)  Traffic to be paid, at cost, on CSG invoice after the campaign.

1.4  Analyses


Service             Type                           Remarks
--------------------------------------------------------------------------------
Chemical Analyses   Propellants, except Xenon      [***]
                    Gas & fluids particles         [***]
                    Clean room organic deposit     Continuous, one weekly report
Particle Count      Clean Room monitoring          Continuous, one weekly report
--------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -30-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

1.5  Operations

Service              Type                               Remarks
--------------------------------------------------------------------------------
S/C Weighing         Calibrated weights                 Available as necessary

Adaptor Fit Check    Mechanical and / or electrical      Available

--------------------------------------------------------------------------------

1.6  Fluid Deliveries

Fluid                       Type                                Quantity
--------------------------------------------------------------------------------
GN2                 N50 dedicated local network       As necessary available at
                                                               190 bar
GHe                 N55 dedicated local network      As necessary, available at
                                                         350 bar or 180 bar
LN2                                                          As necessary
IPA                 MOS-SELECTIPUR                           As necessary
Water               Demineralised                            As necessary
--------------------------------------------------------------------------------
Any requirement different from the standard fluid delivery (different fluid specification or specific use) is subject to negotiation.

1.7  Miscellaneous

No-break power                  10 UPS 1.4 kVA at S1 or S5 offices for Customer
                                PCs
Copy machines                   2 in S1 or S5 Area (1 for secretarial duties, 1
                                for extensive reproduction); paper provided
Chemical waste disposal         Disposal of products is not authorised and
                                wastes must be repatriated by the Customer
Technical photos and film       [***]
processing
--------------------------------------------------------------------------------
Video transmission              [***]
--------------------------------------------------------------------------------
Launch Campaign DVD             Launch Campaign and Launch coverage (, PAL )
--------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -31-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

1.8  Additional Services

Bilingual Secretary             [***]
--------------------------------------------------------------------------------
Room                            Reservation Recommended in the MERCURE Hotel
                                resorts at Customer's request (cancellation
                                charges, if any, under Customer's
                                responsibility), through Free-Lance Service
                                support
Customer and S/C                For other housing, rental cars, flight
contractor assistance           reservations, banking, off duty &  leisure
                                activities through Free-lance service support
--------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -32-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

2.   Options ordered by the Customer

In addition to the deliverables in the GRS, the following options have been ordered by the Customer:

Prices are given in thousands of Euro [k(euro)], on a firm fixed price basis, for a Launch in [***].

Option                                                   Price        Terms of
  No.    Item                                            (kC)         Payment
--------------------------------------------------------------------------------

  A      Additional Flight Hardware
 A15     RF transmission through the payload             [***]
         compartment (either RF window or SRP)
  B      Mission Analyses
         To be selected in the applicable "General
         Range  Support and Optional Services" List

  C      Interface Tests
 C11     Fit-check (mechanical/electrical) with ground   [***]
         test hardware in Kourou, including:
         Loan of :
         o Flight standard adaptor, mechanically and electrically equipped
         o  Flight standard separation system
         o  Set of ground bolts
         o  Associated ground support equipment

  D      Range operations
D 20     o  Bilingual Secretary                          [***]

D 23     o  Transmission of TV Launch coverage to        [***]
            the point of reception requested by Customer

  E      Quality reporting
         To be selected in the applicable "General       [***]
         Range Support and Optional Services" List


                           - ARIANESPACE PROPRIETARY -                      -33-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

   F     Miscellaneous
         To be selected in the applicable "General
         Range Support and Optional Services" List
--------------------------------------------------------------------------------






                           - ARIANESPACE PROPRIETARY -                      -34-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

3.   Additional Options available to the Customer

In addition, the following options may be ordered by the Customer:

Prices are given in thousands of Euro [k(euro) US], on a firm fixed price basis, for a Launch in [***].

                                                                                                 Latest Date
                                                                                                 for option
                                                                                     Price       request (in
           Optional services                                             Ref. #      (kC)          months)
------------------------------------------------------------------------------------------------------------------
A - Launch Vehicle Hardware
o    Redundant pyrotechnic command delivered by VEB to                   A 10        [***]           [***]
     Spacecraft system (one triple command, current > 3A or > 5A)
o    Redundant electrical command delivered by VEB to spacecraft  (One)  A 11        [***]           [***]
o    Dry loop command delivered by VEB to spacecraft (one)               A 12        [***]           [***]
o    Spacecraft GN2 purge (according to demand)                          A 13        [***]           [***]
o    Specific access door                                                A 14        [***]           [***]

B - Mission Analysis
Any additional Mission Analysis study or additional flight program requested or due to any change induced by CUSTOMER:
o        Preliminary CLA                                                 B 10        [***]           [***]

o        Preliminary trajectory and separation                           B 11        [***]           [***]

o        Preliminary EMC                                                 B 12        [***]           [***]

o        Re-run final CLA                                                B 13        [***]           [***]

o        Re-run final trajectory and separation                          B 14        [***]           [***]

o        Final EMC                                                       B 15        [***]           [***]

o        Re-run Thermal analysis                                         B 16        [***]           [***]

o        Re-run flight Program                                           B 17        [***]           [***]

------------------------------------------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -35-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

                                                                                                 Latest Date
                                                                                                 for option
                                                                                     Price       request (in
           Optional services                                             Ref. #      (kC)          months)
------------------------------------------------------------------------------------------------------------------
C - Interface Tests
Note :    Any loan or purchase of equipment (adaptor, clamp-band, bolts, separation pyro set) can be envisaged and is subject to previous test plan acceptance by ARIANESPACE

Fit-check (mechanical/electrical) with ground test                       C 10        [***]           [***]
hardware at CUSTOMER premises, including:
Loan of :
o    Flight standard adaptor, mechanically and electrically
     equipped
o    Flight standard separation system
o    Set of ground bolts
o    Associated ground support equipment
ARIANESPACE support for interface test (4 days max.).

Equipment transport and personnel travel expenses, corresponding to the incurred cost, will be invoiced to the Customer

Fit-check (mechanical/electrical) with ground test hardware in           C 11        [***]           [***]
Kourou, including:
Loan of :
o    Flight standard adaptor, mechanically and electrically
     equipped
o    Flight standard separation system
o    Set of ground bolts
o    Associated ground support equipment


Fit-check (mechanical/electrical) with ground test hardware and          C 15        [***]           [***]
Shock test (one of) at CUSTOMER premises, including:
Loan of :
o    Flight standard adapter, mechanically and electrically
     equipped
o    Flight standard separation system
o    Set of ground bolts
o    Set of clamp-band catchers
o    Associated ground support equipment
o    Pyrotechnic test hardware
o    Spares

--------------------------------------------------------------------------------

                           - ARIANESPACE PROPRIETARY -                      -36-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

Supply of consumable material for one test (separation system) :
o    Set of igniters
o    Set of bolt cutters
o    Set of flight bolts
o    Set of clamp-band catchers
ARIANESPACE support for interface test (4 days max.)
Equipment transport and personnel travel expenses, corresponding to the incurred cost, will be invoiced to the Customer

------------------------------------------------------------------------------------------------------------------

*Shall be included in the price if the fit check/shock test is dictated by Contractor changes to the adapter or separation system.







                           - ARIANESPACE PROPRIETARY -

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

                                                                                                 Latest Date
                                                                                                 for option
                                                                                     Price       request (in
           Optional services                                             Ref. #      (kC)          months)
------------------------------------------------------------------------------------------------------------------

D -  Range Operations and services

o    Campaign extension above contractual duration caused by             D 10        [***]           [***]
the customer
                                                            Per day :

o    Additional shipment of spacecraft support equipment from            D 11        [***]           [***]
Cayenne to CSG, one way (see conditions in the General Range
Support description): One trailer for 1 to 3 ten feet pallet or container per trailer.

o    Extra working shift for S/C and equipment arrival                   D 12        [***]           [***]
                                                 Per shift (8 hours):

o    Extra working shift, before beginning of hazardous POC              D 13        [***]           [***]
operations requestedd by the customer
                                                Per shift (8 hours):

o    Extra working shift, after beginning of hazardous POC               D 14        [***]           [***]
operations requested by the customer
                                                 Per shift (8 hours):

o    Chemical analysis for propellant except Xenon                       D 15        [***]           [***]
o    Chemical analysis for Gas & particles                               D 16        [***]           [***]
o    Spacecraft balancing                                                D 17        [***]           [***]
o    Spacecraft weighing                                                 D 18        [***]           [***]
o    Technical photos                                                    D 20        [***]           [***]
o    Film processing                                                     D 21        [***]           [***]
o    Transmission of TV Launch coverage to Paris                         D 22        [***]           [***]

o    On board camera                                                     D 24        [***]           [***]
o    Internet video corner during the Spacecraft campaign                D 25        [***]           [***]

o    Access to offices and LBC outside working hours without             D 26        [***]           [***]
     ARIANESPACE/CSG support during the campaign duration
------------------------------------------------------------------------------------------------------------------

                           - ARIANESPACE PROPRIETARY -                      -38-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

                                                                                                 Latest Date
                                                                                                 for option
                                                                                     Price       request (in
           Optional services                                             Ref. #      (kC)          months)
------------------------------------------------------------------------------------------------------------------
E - Quality Reporting

A dedicated access right and adequate visibility on the Quality          E 10        [***]           [***]
Assurance (QA) system can be given through the steps listed below :

o    Quality System Presentation
A Quality System Presentation (QSP) is included in the agenda of the contractual Kick-off Meeting. This general presentation explicitly reviews the Product Assurance provisions defined in the ARIANESPACE
QUALITY MANUAL.

o    Quality Status Meeting
A specific Quality Status Meeting (QSM) may be organized about 12 months before the Launch with special emphasis on major Quality and Reliability aspects (including failure reporting), relevant to the CUSTOMER Launch Vehicle batch. In addition, visits to main contractor facilities may be organized, if necessary.

o    Quality Status Review
A Quality Status Review (QSR) may be organized about four months before the Launch to review the CUSTOMER Launch Vehicle hardware.


In the same time frame, and if necessary, special assistance is provided to the CUSTOMER to facilitate his understanding of the ARIANE Quality Documentation that builds up progressively.


The information given to the CUSTOMER is subject to the confidentiality provisions described in Article 16 of the Agreement.

------------------------------------------------------------------------------------------------------------------


                           - ARIANESPACE PROPRIETARY -                      -39-

                                              Part 5 - GRS and Optional Services
--------------------------------------------------------------------------------

                                                                                                 Latest Date
                                                                                                 for option
                                                                                     Price       request (in
           Optional services                                             Ref. #      (kC)          months)
------------------------------------------------------------------------------------------------------------------
F - Miscellaneous





------------------------------------------------------------------------------------------------------------------





                           - ARIANESPACE PROPRIETARY -                      -40-